UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811‑21654

Pioneer Floating Rate Fund, Inc.
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742‑7825
Date of fiscal year end: November 30
Date of reporting period: May 31, 2025

Form N‑CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1). The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Pioneer Floating
Rate Fund, Inc.
Semi-Annual Report | May 31, 2025

Ticker Symbol: PHD

 visit us: www.pioneerinvestments.com

Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/251

Portfolio Management Discussion  |  5/31/25
Note to Stockholders: Effective April 1, 2025, Victory Capital Management Inc. (“Victory Capital”) serves as the Adviser. See Note 11 to the Financial Statements for more information.
On May 6, 2025, the Board of Directors of the Fund approved a plan of liquidation of the Fund. The liquidation pursuant to the plan will be submitted to Fund stockholders for approval at a Special Meeting. The Board recommends that stockholders of the Fund vote for the liquidation of the Fund at the Special Meeting. The Fund has filed a proxy statement with the U.S. Securities and Exchange Commission with respect to the proposal to liquidate the Fund. Copies of the Fund’s proxy statement has been mailed to each stockholder of record of the Fund. Stockholders are advised to read the Fund’s proxy statement because it will contain important information.
In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Fund, Inc. during the six-month period ended May 31, 2025. Mr. Sharkey, a senior vice president and a portfolio manager at Victory Capital is responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the six-month period ended May 31, 2025?
A	Pioneer Floating Rate Fund, Inc. returned 1.82% at net asset value (NAV) and 3.59% at market price during the six-month period ended May 31, 2025. The Fund’s benchmark, the Morningstar Loan Syndications & Trading Association Leveraged Loan Index (the Morningstar/LSTA Index), returned 2.56%. Unlike the Fund, the Morningstar/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same six-month period, the average return at NAV of the 71 closed end funds in Morningstar’s Bank Loan Closed End Funds category (which may or may not be leveraged) was 1.16%, while the same closed end fund Morningstar category’s average return at market price was (3.00)%.
The shares of the Fund were selling at an 2.79% discount to NAV on May 31, 2025. Comparatively, the Fund’s shares were selling at a discount to NAV of 4.45% on November 30, 2024.
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On May 31, 2025, the standardized 30-day SEC yield of the Fund’s shares was 8.01%*.
Q	Which of the Fund’s investment strategies or individual portfolio holdings contributed positively to the Fund’s benchmark-relative performance during the six- month period?
A	In sector terms, consumer durables, telecom services and automobiles were the top contributors to performance. The telecom sector, which has been subject to merger & acquisition activity, as well as restructuring activity, has exhibited stronger outcomes than expected. The automobiles sector provided positive performance due to prebuying by consumers to avoid the anticipated effects of tariffs.
The top three positive contributors with regard to individual security selection included Altice France, Cornerstone On Demand and First Brands. Altice France, a cable, broadband, and wireless telecommunications service company, benefited from debt restructuring. Cornerstone On Demand, a software company, had improved its fiscal performance following a few periods of earnings misses. First Brands is an aftermarket auto parts manufacturer, which benefited from improved operations performance.
Overall, the out-of-benchmark allocations were neutral to returns relative to the benchmark. This includes catastrophe bonds, corporate bonds, equity and RMBS positioning.
Q	Which investment strategies or individual portfolio holdings detracted from the Fund’s benchmark-relative performance results during the six-month period ended May 31, 2025?
A	The Fund is leveraged, which proved to be a detractor to benchmark relative returns over the six-month period, affected by the market’s weak performance during the sell-off in March and April. We started to sell securities in the Fund's portfolio which we determined to be tariff sensitive, which moderately built the Fund’s cash position during this period of volatility, and which did not allow us to fully participate in May’s significant
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/253

rally. Allocations to the capital goods and transportation sectors detracted from the Fund's benchmark-relative performance during the period. Within the capital goods sector, the primary detractors were within the trading companies and distribution subsector and in the machinery subsector, as both subsectors were impacted by tariffs. Within the transportation sector, tariffs and reduced consumer demand impacted ground transportation and airlines.
Regarding individual security selections, the top three detractors included Groupo Aeromexico, Knights Health and Michaels Stores. Groupo Aeromexico holds an equity position that emerged from a workout deal following a default on a debt position within the Fund’s portfolio. This investment has underperformed due to the effects of tariffs and a general decline in cross-border travel. Knights Health, which manages long term acute care facilities, continues to experience volume issues and increased labor costs in a post COVID environment. Michaels stores has faced numerous hurdles, including issues associated with the supply chain impacts of COVID, tariffs and increased competition resulting from the liquidation sale of a competitor’s inventory.
The sizeable underweight allocation to loans rated in the low B- category had a negative impact on performance, as this segment outperformed in the period. In addition, a slightly higher cash balance offset positive performance in the lower rating B-/CCC tiers.
Q	Did the Fund’s distributions** to stockholders change during the six-month period ended May 31, 2025?
A	The Fund decreased the distribution rate from $0.0850 to $0.0750 per share starting with the January 2025 distribution. The decreased distribution rate reflected lower short-term rates following the initial Fed rate cuts, coupled with reduced spreads in the loan universe due to opportunistic issuer refinancing during the year. The amount of distributions made to stockholders during the period was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund's net asset value ("NAV"). A portion of
**	Distributions are not guaranteed.
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this accumulated net investment income was distributed to stockholders during the period. A decrease in distributions may have a negative effect on the market value of the Fund's shares.
Q	How did the level of leverage in the Fund change during the six-month period ended May 31, 2025?
A	The Fund employs leverage through a credit agreement. As of May 31, 2025, 32.6% of the Fund’s total managed assets were financed by leverage, or borrowed funds, compared with 31.9% of the Fund’s total managed assets financed by leverage at the start of the six-month period on December 1, 2024. The percentage of the Fund’s managed assets financed by leverage increased during the six-month period due to a decrease in total managed assets of the Fund. The interest rate on the Fund's leverage decreased by 22 basis points from December 1, 2024 to May 31, 2025.
Q	Did the Fund have any exposure to derivatives during the six- month period ended May 31, 2025?
A	The Fund had exposure to forward foreign currency exchange contracts during the period, which had a negligible effect on performance. We typically employ forward foreign currency exchange contracts in an effort to mitigate currency risk in the Fund’s credit exposures that are not denominated in US dollars. For example, the Fund entered into a foreign currency exchange contract with respect to the Mexican Peso, in an effort to hedge the Fund’s securities of AeroMexico, a Mexican Airline.
Q	What is your investment outlook, and how is the Fund positioned heading into the second half of the fiscal year?
A	Tariff news dominated business headlines and drove investor sentiment while economic indicators generally took a backseat. Investor risk appetite perked up early in the month of May after the US and China agreed to postpone existing retaliatory tariffs while negotiating a longer-term trade pact. The surprise climbdown lowered the US tariff rate on Chinese goods from 145% to 30% and the effective global tariff rate (the average across all US imports) from a historic 24% to “only” 14%. The 10% reduction in the overall effective tariff rate eased the previously anticipated effects on inflation (higher) and real economic growth (lower) by approximately 1 percentage point for
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/255

each. In response, major US equity markets surged 3-4% and firmed as the month progressed. Toward the end of May, two courts determined that the Trump Administration’s fentanyl-related and Liberation Day tariffs were illegal. These rulings were swiftly appealed by the White House and left the impact on tariff policy uncertain. Both cases are likely to reach the US Supreme Court where it’s anticipated that the Court will ultimately rule that both tariffs were unlawful. Though the White House has options to add new tariffs under alternative statutes, such tariffs will likely be lower in aggregate and shorter in duration than the tariffs canceled through court injunction. As additional tariff agreements are established, we anticipate this will support loans, as increased clarity could bring stability to the markets.
Away from global trade news, the Federal Reserve held its policy rate steady during the May FOMC meeting, as the Committee continues to monitor how tariffs affect US economic activity and inflation expectations. Macroeconomic data continued to paint a blurry picture. Forward-looking “soft” survey data understandably messaged better consumer and business outlooks following the China-US trade de-escalation, yet respondents continued to signal price pressures and curtailed real activity. Backward-looking “hard” data remained skewed by preemptive pre-tariff goods purchases which translated through to higher consumer spending and bulging corporate inventories, yet still, on balance, the “hard” data points to surprisingly stable economic activity. On the fiscal side, the US House of Representatives advanced a budget bill to the Senate. The bill not only extended the expiring 2017 tax cuts but introduced new modifications to spending and tax policy. These changes are expected to increase annual budget deficits and contribute to the ongoing increase in US government debt in relation to GDP. The US’ ongoing deficit spending and elevated debt balances were both cited in Moody’s overdue mid-month credit rating downgrade (Aaa to Aa1) which had little impact on investment markets and government bond yields.
Loans, as they feature floating rates, have very short durations; yet, they may have the potential to take advantage of higher front-end yields on the Treasury curve. Considering the prospects for short-term rates to remain higher for longer than the futures
6Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

market projects, we continue to be positive on the leveraged loan market in both the U.S. and Europe. In 2024, retail mutual funds saw minor outflows, while ETFs gained $22.5b in inflows, a significant increase from $3.8b in 2023. These positive inflows have played a role in influencing the overall pricing in the loan market.
We expect to keep the Fund’s allocations to CLOs, RMBS and Catastrophe bonds consistent in 2025. Each of these asset classes are floating rate in nature and enhance the earning profile of the Fund. During the period, we lowered our exposure to corporate high yield bonds to reduce duration, capitalize on price appreciation and redeployed capital into loans that are providing higher yields. We expect to continue to adopt that same strategy over the near term, as the market allows.
Should we see “green shoots” or signs of economic improvement, we may use the opportunity to add back to the lower single B rating tier. We had been cautious on the low single B rated segment of the loan market which has the least amount of flexibility if a recession were to occur as these loans have lower interest rate coverage and are not favored by CLO’s, which makes for poor market demand.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/257

Please refer to the Schedule of Investments on pages 13  - 39 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating-rate loans than is the case for many other types of securities.
Securities with floating interest rates generally are less sensitive to interest-rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.
The Fund may use derivatives, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. These types of instruments can increase price fluctuation.
The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of
8Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
The Fund employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Fund’s income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for stockholders.
The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the Fund’s use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to stockholders over time, which is likely to result in a decrease in the market value of the Fund’s shares.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.
The Fund invests in insurance-linked securities (ILS). The return of principal and the payment of interest on ILS are contingent on the non-occurrence of a predefined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
These risks may increase share price volatility.
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/259

Portfolio Summary  |  5/31/25
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Invesco Senior Loan ETF	1.75%
2.	IXS Holdings, Inc., Initial Term Loan, 8.649% (Term SOFR + 425 bps), 3/5/27	1.09
3.	Garda World Security Corp., Twelfth Additional Term Loan, 7.333% (Term SOFR + 300 bps), 2/1/29	1.08
4.	First Brands Group LLC, First Lien 2021 Term Loan, Term Loan, 9.541% (Term SOFR + 500 bps), 3/30/27	0.98
5.	Altice France S.A., USD TLB-[14] Loan, 9.756% (Term SOFR + 550 bps), 8/15/28	0.98
6.	Chobani LLC, 2025 New Term Loan, 6.827% (Term SOFR + 250 bps), 10/25/27	0.94
7.	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, Term Loan, 8.791% (Term SOFR + 425 bps), 11/20/26	0.92
8.	U.S. Renal Care, Inc., Closing Date Term Loan, 9.441% (Term SOFR + 500 bps), 6/20/28	0.90
9.	RealPage, Inc., First Lien Initial Term Loan, Term Loan, 7.561% (Term SOFR + 300 bps), 4/24/28	0.80
10.	Arsenal AIC Parent LLC, 2025 Refinancing Term B Loan, 7.077% (Term SOFR + 275 bps), 8/18/30	0.79
*  Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
†  Amount rounds to less than 0.1%.
10Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Prices and Distributions  |  5/31/25
Market Value per Share^
	5/31/25	11/30/24
Market Value	$9.75	$9.87
Discount	(2.79)%	(4.45)%
Net Asset Value per Share^
	5/31/25	11/30/24
Net Asset Value	$10.03	$10.33
Distributions per Share*
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
12/1/24 – 5/31/25	$0.4600	$—	$—
Yields
	5/31/25	11/30/24
30-Day SEC Yield	8.01%	8.32%
The data shown above represents past performance, which is no guarantee of future results.
^ Net asset value and market value are published daily on the Fund’s website at www.pioneerinvestments.com
* The amount of distributions made to stockholders during the year was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of this accumulated net investment income was distributed to stockholders during the period, and may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2511

Performance Update  |  5/31/25
Investment Returns

The mountain chart on the right shows the change in market price, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Fund, Inc. during the periods shown, compared to that of the Morningstar LSTA US Leveraged Loan Total Return Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.
Average Annual Total Return (As of May 31, 2025)
Period	Net Asset Value (NAV)	Market Price	Morningstar LSTA US Leveraged Loan Total Return Index
10 Years	5.53%	6.27%	5.02%
5 Years	9.23	11.44	7.52
1 Year	7.17	10.46	6.81
Value of $10,000 Investment
Call 1-800-710-0935 or visit www.pioneerinvestments.com  for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.
Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The index does not use leverage. You cannot invest directly in an index.
12Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Schedule of Investments  |  5/31/25
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 150.9%
	Senior Secured Floating Rate Loan Interests — 121.3% of Net Assets*(a)
	Advanced Materials — 0.9%
1,328,620	Groupe Solmax, Inc., Initial Term Loan, 9.311% (Term SOFR + 475 bps), 5/29/28	$ 1,135,970
	Total Advanced Materials	$1,135,970

	Advertising Sales — 0.4%
522,568	Clear Channel Outdoor Holdings, Inc., 2024 Refinancing Term Loan, 8.441% (Term SOFR + 400 bps), 8/21/28	$ 514,468
	Total Advertising Sales	$514,468

	Advertising Services — 1.2%
955,653	Dotdash Meredith, Inc., Term B-1 Loan, 7.824% (Term SOFR + 350 bps), 12/1/28	$ 960,431
547,208	Neptune BidCo US, Inc., First Lien Dollar Term B Loan, 9.33% (Term SOFR + 500 bps), 4/11/29	512,324
	Total Advertising Services	$1,472,755

	Aerospace & Defense — 0.5%
249,000	Goat Holdco LLC, Term B Loan, 7.329% (Term SOFR + 300 bps), 1/27/32	$ 248,600
375,000(b)	Karman Holdings, Inc., Initial Term Loan, 4/1/32	375,469
	Total Aerospace & Defense	$624,069

	Airlines — 0.5%
668,056	AAdvantage Loyalty IP Ltd. (American Airlines), 2025 Replacement Term Loan, 6.522% (Term SOFR + 225 bps), 4/20/28	$ 662,127
	Total Airlines	$662,127

	Airport Development & Maintenance — 0.4%
552,615	Apple Bidco LLC, First Lien Amendment No. 5 Term Loan, 6.827% (Term SOFR + 250 bps), 9/23/31	$ 550,395
	Total Airport Development & Maintenance	$550,395

	Apparel Manufacturers — 0.2%
215,397	Hanesbrands, Inc., Initial Tranche B Term Loan, 7.077% (Term SOFR + 275 bps), 3/7/32	$ 214,590
	Total Apparel Manufacturers	$214,590

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2513

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Appliances — 0.9%
1,144,278	Osmosis Buyer Ltd., 2025 Refinancing Term B Loan, 7.323% (Term SOFR + 300 bps), 7/31/28	$ 1,139,004
	Total Appliances	$1,139,004

	Applications Software — 3.9%
351,969	Central Parent LLC, First Lien 2024 Refinancing Term Loan, 7.549% (Term SOFR + 325 bps), 7/6/29	$ 313,552
942,692	ConnectWise LLC, Initial Term Loan, 8.061% (Term SOFR + 350 bps), 9/29/28	945,992
536,439	EP Purchaser LLC, First Lien Closing Date Term Loan, 8.061% (Term SOFR + 350 bps), 11/6/28	526,716
974,620(b)	Flash Charm, Inc., First Lien Incremental Term Loan, 7.776% (Term SOFR + 350 bps), 3/2/28	928,326
872,276(c)	Loyalty Ventures, Inc., Term B Loan, 11.46% (LIBOR + 650 bps), 11/3/27	65,421
1,441,172	RealPage, Inc., First Lien Initial Term Loan, 7.561% (Term SOFR + 300 bps), 4/24/28	1,431,624
569,505	SS&C Technologies Holdings, Inc., Term B-8 Loan, 6.327% (Term SOFR + 200 bps), 5/9/31	572,195
	Total Applications Software	$4,783,826

	Athletic Equipment — 0.3%
400,958	Recess Holdings, Inc., First Lien Initial Term Loan, 8.025% (Term SOFR + 375 bps), 2/20/30	$ 401,459
	Total Athletic Equipment	$401,459

	Auto Parts & Equipment — 4.1%
808,623	Adient US LLC, Term B-2 Loan, 6.577% (Term SOFR + 225 bps), 1/31/31	$ 806,673
636,734	American Axle & Manufacturing, Inc., New Tranche B Term Loan, 7.23% (Term SOFR + 300 bps), 12/13/29	633,550
1,810,583	First Brands Group LLC, First Lien 2021 Term Loan, 9.541% (Term SOFR + 500 bps), 3/30/27	1,754,002
1,973,298	IXS Holdings, Inc., Initial Term Loan, 8.649% (Term SOFR + 425 bps), 3/5/27	1,951,099
	Total Auto Parts & Equipment	$5,145,324

	Auto Repair Centers — 1.5%
687,545	Belron Finance 2019 LLC, 2031 Dollar Incremental Term Loan, 7.049% (Term SOFR + 275 bps), 10/16/31	$ 691,413
1,255,513	Champions Holdco, Inc., Initial Term Loan, 9.08% (Term SOFR + 475 bps), 2/23/29	1,166,371
	Total Auto Repair Centers	$1,857,784

The accompanying notes are an integral part of these financial statements.
14Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Principal Amount USD ($)		Value
	Auto-Truck Trailers — 0.7%
970,000	Novae LLC, Tranche B Term Loan, 9.453% (Term SOFR + 500 bps), 12/22/28	$ 889,975
	Total Auto-Truck Trailers	$889,975

	Beverages — 1.0%
497,000	Celsius Holdings, Inc., Term Loan, 7.548% (Term SOFR + 325 bps), 4/1/32	$ 500,003
766,569	Triton Water Holdings, Inc., First Lien 2025 Refinancing Term Loan, 6.549% (Term SOFR + 225 bps), 3/31/28	767,767
	Total Beverages	$1,267,770

	Broadcast Service & Programing — 0.4%
464,878	Univision Communications, Inc., First Lien Initial Term Loan, 7.691% (Term SOFR + 325 bps), 1/31/29	$ 452,094
	Total Broadcast Service & Programing	$452,094

	Building & Construction — 1.2%
500,000	DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 11.191% (Term SOFR + 675 bps), 3/30/29	$ 498,125
961,675	Service Logic Acquisition, Inc., Amendment No. 8 Refinancing Term Loan, 7.28% (Term SOFR + 300 bps), 10/29/27	964,079
	Total Building & Construction	$1,462,204

	Building & Construction Products — 2.4%
483,750	Chariot Buyer LLC, First Lien Initial Term Loan, 7.677% (Term SOFR + 325 bps), 11/3/28	$ 482,503
1,421,726	Cornerstone Building Brands, Inc., Tranche B Term Loan, 7.679% (Term SOFR + 325 bps), 4/12/28	1,259,561
315,267	Jeld-Wen, Inc., Replacement 2023 Term B Loan, 6.441% (Term SOFR + 200 bps), 7/28/28	295,327
484,840	LHS Borrower LLC, Initial Term Loan, 9.177% (Term SOFR + 475 bps), 2/16/29	459,789
422,067	Potters Industries LLC, 2025 Incremental Term Loan, 7.333% (Term SOFR + 300 bps), 12/14/27	423,650
	Total Building & Construction Products	$2,920,830

	Building Production — 1.0%
736,959	Koppers, Inc., Term B-2 Loan, 6.83% (Term SOFR + 250 bps), 4/10/30	$ 738,802
552,000	Quikrete Holdings, Inc., First Lien Tranche B-3 Term Loan, 6.577% (Term SOFR + 225 bps), 2/10/32	550,505
	Total Building Production	$1,289,307

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2515

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Building-Heavy Construction — 1.2%
698,250	Construction Partners, Inc., Closing Date Loan, 6.829% (Term SOFR + 250 bps), 11/3/31	$ 699,995
729,219	Osmose Utilities Services, Inc., First Lien Initial Term Loan, 7.691% (Term SOFR + 325 bps), 6/23/28	729,447
	Total Building-Heavy Construction	$1,429,442

	Cable & Satellite Television — 1.4%
909,972	DIRECTV Financing LLC, 2024 Refinancing Term B Loan, 9.791% (Term SOFR + 525 bps), 8/2/29	$ 898,256
412,131	Radiate Holdco LLC, Amendment No. 6 Term B Loan, 7.691% (Term SOFR + 325 bps), 9/25/26	363,396
500,000	Virgin Media Bristol LLC, Facility Q, 7.693% (Term SOFR + 325 bps), 1/31/29	494,063
	Total Cable & Satellite Television	$1,755,715

	Casino Hotels — 1.6%
1,472,102	Century Casinos, Inc., Term B Facility Loan, 10.442% (Term SOFR + 600 bps), 4/2/29	$ 1,280,729
771,033	Fertitta Entertainment LLC, Initial B Term Loan, 7.827% (Term SOFR + 350 bps), 1/27/29	767,515
	Total Casino Hotels	$2,048,244

	Casino Services — 0.9%
263,340	Caesars Entertainment, Inc., Incremental Term B-1 Loan, 6.577% (Term SOFR + 225 bps), 2/6/31	$ 262,682
705,156	Everi Holdings, Inc., Term B Loan, 6.941% (Term SOFR + 250 bps), 8/3/28	706,918
33,449	Lucky Bucks LLC, Priority First Out Exit Term Loan, 11.975% (Term SOFR + 750 bps), 10/2/28	33,783
68,233	Lucky Bucks LLC, Priority Second Out Term Loan, 6.975% (Term SOFR + 250 bps), 10/2/29	58,340
	Total Casino Services	$1,061,723

	Cellular Telecom — 1.4%
1,893,165	Altice France S.A., USD TLB-[14] Loan, 9.756% (Term SOFR + 550 bps), 8/15/28	$ 1,747,234
	Total Cellular Telecom	$1,747,234

	Chemicals-Diversified — 1.9%
1,000,000	ARC Falcon I, Inc., Second Lien Initial Term Loan, 11.427% (Term SOFR + 700 bps), 9/28/29	$ 970,625
445,500	Ineos Quattro Holdings UK Ltd., 2029 Tranche B Dollar Term Loan, 8.677% (Term SOFR + 425 bps), 4/2/29	409,860
The accompanying notes are an integral part of these financial statements.
16Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Principal Amount USD ($)		Value
	Chemicals-Diversified — (continued)
294,750	Ineos Quattro Holdings UK Ltd., 2030 Tranche B Dollar Term Loan, 8.177% (Term SOFR + 375 bps), 3/14/30	$ 268,222
684,311	Ineos US Finance LLC, 2030 Dollar Term Loan, 7.577% (Term SOFR + 325 bps), 2/18/30	662,927
	Total Chemicals-Diversified	$2,311,634

	Chemicals-Specialty — 2.5%
729,442	Axalta Coating Systems U.S. Holdings, Inc., Term B-7 Dollar Loan, 6.049% (Term SOFR + 175 bps), 12/20/29	$ 732,482
599,191	Element Solutions, Inc. (Macdermid, Inc.), Tranche B-3 Term Loan, 6.077% (1 Month Term SOFR + 175 bps), 12/18/30	601,652
557,380	Mativ Holdings, Inc., Term B Loan, 8.191% (Term SOFR + 375 bps), 4/20/28	555,986
407,978	Minerals Technologies, Inc., Term B Loan, 6.329% (Term SOFR + 200 bps), 11/26/31	409,252
433,348	Nouryon Finance B.V., November 2024 B-1 Dollar Term Loan, 7.51% (Term SOFR + 325 bps), 4/3/28	434,973
395,017	Nouryon Finance B.V., November 2024 B-2 Dollar Term Loan, 7.55% (Term SOFR + 325 bps), 4/3/28	396,664
	Total Chemicals-Specialty	$3,131,009

	Commercial Services — 2.2%
491,262	AEA International Holdings (Luxembourg) S.a.r.l., First Lien New Term Loan, 7.049% (Term SOFR + 275 bps), 9/7/28	$ 493,719
252,000(b)	American Auto Auction Group LLC, First Lien 2025 Refinancing Term Loan , 5/28/32	252,630
992,500	DS Parent, Inc., Term Loan B, 9.799% (Term SOFR + 550 bps), 1/31/31	869,678
830,206	Jupiter Buyer, Inc., Initial Term Loan, 9.033% (Term SOFR + 475 bps), 11/1/31	833,838
332,500	Vestis Corp., Term B-1 Loan, 6.58% (Term SOFR + 225 bps), 2/22/31	317,745
	Total Commercial Services	$2,767,610

	Computer Data Security — 0.9%
1,136,688	Precisely Software, Inc., First Lien Third Amendment Term Loan, 8.541% (Term SOFR + 400 bps), 4/24/28	$ 1,066,591
	Total Computer Data Security	$1,066,591

	Computer Services — 3.6%
1,370,670	Ahead DB Holdings LLC, First Lien Term B-4 Loan, 7.299% (Term SOFR + 300 bps), 2/1/31	$ 1,373,347
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2517

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Computer Services — (continued)
777,118	Amentum Holdings, Inc., Initial Term Loan, 6.577% (Term SOFR + 225 bps), 9/29/31	$ 774,527
884,555	Fortress Intermediate 3, Inc., Initial Term Loan, 7.827% (Term SOFR + 350 bps), 6/27/31	879,027
939,345	Peraton Corp., First Lien Term B Loan, 8.177% (Term SOFR + 375 bps), 2/1/28	816,349
665,000	Smartronix LLC, Term Loan, 8.799% (Term SOFR + 450 bps), 2/6/32	666,247
	Total Computer Services	$4,509,497

	Computer Software — 0.9%
1,212,500	Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 8.191% (Term SOFR + 375 bps), 10/16/28	$ 1,118,279
	Total Computer Software	$1,118,279

	Computers-Integrated Systems — 0.3%
392,533	NCR Atleos Corp., New Term B Loan, 8.03% (Term SOFR + 375 bps), 4/16/29	$ 394,790
	Total Computers-Integrated Systems	$394,790

	Computers-Memory Devices — 0.8%
1,000,000	SanDisk Corp., Term Loan B, 7.321% (Term SOFR + 300 bps), 2/20/32	$ 991,250
	Total Computers-Memory Devices	$991,250

	Consulting Services — 1.4%
1,016,448	Ankura Consulting Group LLC, First Lien 2024-2 Repricing Term Loan, 7.803% (Term SOFR + 350 bps), 12/29/31	$ 1,012,255
734,061	First Advantage Holdings LLC, First Lien Term B-2 Loan, 7.577% (Term SOFR + 325 bps), 10/31/31	734,520
	Total Consulting Services	$1,746,775

	Containers-Paper & Plastic — 2.0%
1,020,164(b)	Clydesdale Acquisition Holdings, Inc., First Lien 2025 Incremental Closing Date Term B Loan, 7.548% (Term SOFR + 325 bps), 4/1/32	$ 1,013,576
9,185(b)	Clydesdale Acquisition Holdings, Inc., First Lien 2025 Incremental Delayed Draw Term B Loan, 7.548% (Term SOFR + 325 bps), 4/1/32	9,126
761,198	Pregis TopCo LLC, First Lien Tenth Amendment Term Loan , 8.327% (Term SOFR + 400 bps), 2/1/29	763,418
The accompanying notes are an integral part of these financial statements.
18Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Principal Amount USD ($)		Value
	Containers-Paper & Plastic — (continued)
342,412	Ring Container Technologies Group LLC, 2024 Refinancing Term Loan, 7.077% (Term SOFR + 275 bps), 8/12/28	$ 343,161
396,000	SupplyOne, Inc., Term B Loan, 8.077% (Term SOFR + 375 bps), 4/19/31	397,881
	Total Containers-Paper & Plastic	$2,527,162

	Cruise Lines — 0.8%
622,506	Carnival Corp., 2025 Repricing Term Loan (2027), 6.325% (Term SOFR + 200 bps), 8/8/27	$ 624,062
388,050	LC Ahab US Bidco LLC, Second Amendment Incremental Term Loan, 7.327% (Term SOFR + 300 bps), 5/1/31	382,229
	Total Cruise Lines	$1,006,291

	Dialysis Centers — 1.3%
1,689,362	U.S. Renal Care, Inc., Closing Date Term Loan, 9.441% (Term SOFR + 500 bps), 6/20/28	$ 1,601,375
	Total Dialysis Centers	$1,601,375

	Direct Marketing — 0.5%
645,564	Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-5 Loan, 7.077% (1 Month Term SOFR + 275 bps), 3/3/30	$ 561,640
	Total Direct Marketing	$561,640

	Disposable Medical Products — 0.7%
447,473	Medline Borrower LP, Third Amendment Incremental Term Loan, 6.577% (Term SOFR + 225 bps), 10/23/28	$ 447,417
367,624	Sotera Health Holdings LLC, 2024 Refinancing Term Loan, 7.549% (1 Month Term SOFR + 325 bps), 5/30/31	368,772
	Total Disposable Medical Products	$816,189

	Distribution & Wholesale — 3.0%
1,074,612	AIP RD Buyer Corp., First Lien Term B Loan, 8.327% (Term SOFR + 400 bps), 12/23/30	$ 1,077,299
609,000	Formulations Parent Corp. (aka Chase Corp.), Initial Term Loan, 8.21% (Term SOFR + 400 bps), 4/9/32	613,567
500,000(b)	Gloves Buyer, Inc., Initial Term Loan, 5/21/32	485,313
960,041	Olympus Water US Holding Corp., Term B-6 Dollar Loan, 7.299% (Term SOFR + 300 bps), 6/20/31	955,016
600,189	Windsor Holdings III LLC, 2025 Dollar Refinancing Term B Loan, 7.075% (Term SOFR + 275 bps), 8/1/30	599,345
	Total Distribution & Wholesale	$3,730,540

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2519

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Electric-Generation — 3.0%
352,230	Alpha Generation LLC, Initial Term B Loan, 7.077% (Term SOFR + 275 bps), 9/30/31	$ 354,167
1,080,488	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 9.577% (1 Month Term SOFR + 525 bps), 4/3/28	1,080,995
672,347	Edgewater Generation LLC, 2025 Refinancing Term Loan, 7.327% (Term SOFR + 300 bps), 8/1/30	676,129
372,775	Hamilton Projects Acquiror LLC, Term Loan, 7.327% (Term SOFR + 300 bps), 5/30/31	374,717
717,000	Long Ridge Energy LLC, Term B Advance, 8.827% (Term SOFR + 450 bps), 2/19/32	699,075
494,988	Vistra Operations Company LLC, 2018 Incremental Term Loan, 6.077% (Term SOFR + 175 bps), 12/20/30	496,457
	Total Electric-Generation	$3,681,540

	Electric-Integrated — 0.8%
994,491	Constellation Renewables LLC, Loan, 6.583% (Term SOFR + 225 bps), 12/15/27	$ 995,610
	Total Electric-Integrated	$995,610

	Electronic Composition — 0.7%
1,001,446	Natel Engineering Co., Inc., Initial Term Loan, 10.691% (Term SOFR + 625 bps), 4/30/26	$ 911,316
	Total Electronic Composition	$911,316

	Engines — 1.6%
1,058,349	Arcline FM Holdings LLC, First Lien 2025 New Term Loan, 7.578% (Term SOFR + 350 bps), 6/23/30	$ 1,062,318
1,008,238	LSF12 Badger Bidco LLC, Initial Term Loan, 10.327% (Term SOFR + 600 bps), 8/30/30	960,346
	Total Engines	$2,022,664

	Enterprise Software & Services — 2.3%
1,166,727	Cloud Software Group, Inc., Sixth Amendment Term Loan, 8.049% (Term SOFR + 375 bps), 3/21/31	$ 1,164,852
553,612	Genesys Cloud Services Holdings I LLC, Initial 2025 Dollar Term Loan, 6.827% (Term SOFR + 250 bps), 1/30/32	552,436
319,200	Helios Software Holdings, Inc. (ION Corporate Solutions Finance S.a.r.l.), 2024-B Dollar Term Loan, 7.799% (Term SOFR + 350 bps), 7/18/30	318,469
The accompanying notes are an integral part of these financial statements.
20Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Principal Amount USD ($)		Value
	Enterprise Software & Services — (continued)
175,937	Open Text Corp., 2023 Replacement Term Loan, 6.077% (Term SOFR + 175 bps), 1/31/30	$ 176,127
628,666	Project Alpha Intermediate Holding, Inc., Second Amendment Refinancing Term Loan, 7.549% (Term SOFR + 325 bps), 10/26/30	631,269
	Total Enterprise Software & Services	$2,843,153

	Entertainment Software — 0.5%
647,409(b)	Playtika Holding Corp., Term B-1 Loan, 7.191% (Term SOFR + 275 bps), 3/13/28	$ 640,665
	Total Entertainment Software	$640,665

	Finance-Investment Banker — 1.5%
764,085	Citadel Securities LP, 2024-1 Term Loan, 6.327% (Term SOFR + 200 bps), 10/31/31	$ 767,309
682,854	Hudson River Trading LLC, Term B-1 Loan, 7.333% (Term SOFR + 300 bps), 3/18/30	685,415
358,200	Jefferies Finance LLC, Initial Term Loan, 7.325% (Term SOFR + 300 bps), 10/21/31	357,752
	Total Finance-Investment Banker	$1,810,476

	Food-Confectionery — 0.7%
893,261	Fiesta Purchaser, Inc., First Refinancing Term Loan, 7.577% (Term SOFR + 325 bps), 2/12/31	$ 894,378
	Total Food-Confectionery	$894,378

	Food-Dairy Products — 1.4%
1,671,436	Chobani LLC, 2025 New Term Loan, 6.827% (Term SOFR + 250 bps), 10/25/27	$ 1,679,584
	Total Food-Dairy Products	$1,679,584

	Food-Miscellaneous/Diversified — 0.8%
696,500	B&G Foods, Inc., Term B-5 Term Loan, 7.827% (Term SOFR + 350 bps), 10/10/29	$ 643,537
320,966	Savor Acquisition, Inc., Initial Term Loan, 7.577% (Term SOFR + 325 bps), 2/19/32	321,718
	Total Food-Miscellaneous/Diversified	$965,255

	Gambling (Non-Hotel) — 0.6%
222,187	Flutter Entertainment Plc, 2024 Refinancing Term B Loan, 6.049% (Term SOFR + 175 bps), 11/30/30	$ 221,308
490,038	Light and Wonder International, Inc., Term B-2 Loan, 6.573% (Term SOFR + 225 bps), 4/16/29	489,578
	Total Gambling (Non-Hotel)	$710,886

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2521

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Golf — 0.5%
658,000	Topgolf Callaway Brands Corp., Initial Term Loan, 7.327% (Term SOFR + 300 bps), 3/15/30	$ 644,223
	Total Golf	$644,223

	Hazardous Waste Disposal — 0.6%
745,649	JFL-Tiger Acquisition Co., Inc., Initial Term Loan, 8.303% (Term SOFR + 400 bps), 10/17/30	$ 747,513
	Total Hazardous Waste Disposal	$747,513

	Hotels & Motels — 1.4%
1,264,060	Playa Resorts Holding B.V., 2022 Term Loan, 7.077% (Term SOFR + 275 bps), 1/5/29	$ 1,265,302
491,297	Travel + Leisure Co., 2024 Incremental Term Loan, 6.827% (Term SOFR + 250 bps), 12/14/29	490,560
	Total Hotels & Motels	$1,755,862

	Independent Power Producer — 0.4%
454,231	EFS Cogen Holdings I LLC, Term B Advance, 7.799% (Term SOFR + 350 bps), 10/3/31	$ 456,502
	Total Independent Power Producer	$456,502

	Insurance Brokers — 0.8%
631,141	HIG Finance 2 Ltd., 2024-3 Dollar Refinancing Term Loan, 7.327% (Term SOFR + 300 bps), 2/15/31	$ 631,028
374,328	USI, Inc., 2024-C Term Loan, 6.549% (Term SOFR + 225 bps), 9/29/30	373,092
	Total Insurance Brokers	$1,004,120

	Internet Content — 1.4%
1,309,426(b)	MH Sub I LLC (Micro Holding Corp.), First Lien 2023 May Incremental Term Loan, 8.577% (Term SOFR + 425 bps), 5/3/28	$ 1,261,491
548,670	MH Sub I LLC, First Lien 2024 December New Term Loan, 8.577% (Term SOFR + 425 bps), 12/31/31	499,576
	Total Internet Content	$1,761,067

	Internet Financial Services — 0.7%
404,965	Acuris Finance US, Inc., 2024 Dollar Term Loan, 8.049% (Term SOFR + 375 bps), 2/16/28	$ 405,522
420,312	ION Trading Finance Ltd., 2024-B Dollar Term Loan, 7.799% (Term SOFR + 350 bps), 4/1/28	420,618
	Total Internet Financial Services	$826,140

The accompanying notes are an integral part of these financial statements.
22Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Principal Amount USD ($)		Value
	Internet Security — 0.3%
360,091	Proofpoint, Inc., 2024 Refinancing First Lien Term Loan, 7.327% (Term SOFR + 300 bps), 8/31/28	$ 360,513
	Total Internet Security	$360,513

	Investment Management & Advisory Services — 2.6%
642,934	Allspring Buyer LLC, 2024 Specified Refinancing Term Loan, 7.313% (Term SOFR + 300 bps), 11/1/30	$ 644,702
320,000	CPI Holdco B LLC, First Amendment Incremental Term Loan, 6.577% (Term SOFR + 225 bps), 5/17/31	320,100
582,060	Edelman Financial Engines Center LLC, 2024-2 Refinancing Term Loan, 7.327% (Term SOFR + 300 bps), 4/7/28	582,423
548,313(b)	Focus Financial Partners LLC, Tranche B Incremental Term Loan, 7.077% (Term SOFR + 250 bps), 9/15/31	546,013
189,525	GTCR Everest Borrower LLC, Initial Term Loan, 7.049% (Term SOFR + 275 bps), 9/5/31	189,474
1,040,455	Russell Investments US Institutional Holdco, Inc., 2027 Term Loan, 10.78% (Term SOFR + 650 bps), 5/30/27	974,776
	Total Investment Management & Advisory Services	$3,257,488

	Lasers-System & Components — 0.6%
737,888	Coherent Corp., Term B-2 Loan, 6.327% (Term SOFR + 200 bps), 7/2/29	$ 741,347
	Total Lasers-System & Components	$741,347

	Lottery Services — 0.9%
1,109,060(b)	Scientific Games Holdings LP, 2024 Refinancing Dollar Term Loan, 7.285% (Term SOFR + 300 bps), 4/4/29	$ 1,104,093
	Total Lottery Services	$1,104,093

	Machinery-Electrical — 0.4%
487,550	Dynamo Midco B.V., USD Facility B, 7.798% (Term SOFR + 350 bps), 9/30/31	$ 488,921
	Total Machinery-Electrical	$488,921

	Medical Diagnostic Imaging — 0.9%
1,066,630	US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.), Amendment No. 3 Replacement Term Loan, 9.049% (Term SOFR + 475 bps), 12/15/27	$ 1,070,363
	Total Medical Diagnostic Imaging	$1,070,363

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2523

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Medical Information Systems — 1.4%
782,279	athenahealth Group, Inc., Initial Term Loan, 7.327% (Term SOFR + 300 bps), 2/15/29	$ 780,128
962,500	One Call Corp., First Lien Term B Loan, 10.044% (Term SOFR + 550 bps), 4/22/27	948,063
	Total Medical Information Systems	$1,728,191

	Medical Labs & Testing Services — 1.8%
710,808	Charlotte Buyer, Inc., First Lien Second Refinancing Term Loan, 8.583% (Term SOFR + 425 bps), 2/11/28	$ 711,307
983,701	Phoenix Guarantor, Inc., First Lien Tranche B-5 Term Loan, 6.827% (Term SOFR + 250 bps), 2/21/31	985,750
492,346	U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 8.689% (Term SOFR + 425 bps), 10/1/28	484,692
	Total Medical Labs & Testing Services	$2,181,749

	Medical Products — 0.8%
18,967	Hanger, Inc., Delayed Draw Term Loan, 7.827% (Term SOFR + 350 bps), 10/23/31	$ 18,954
982,116	Hanger, Inc., Initial Term Loan, 7.827% (Term SOFR + 350 bps), 10/23/31	981,379
	Total Medical Products	$1,000,333

	Medical-Drugs — 1.9%
572,000	Bausch Health Cos, Inc., Term Loan B, 10.587% (Term SOFR + 625 bps), 10/8/30	$ 544,115
497,500	Endo Finance Holdings, Inc., 2024 Refinancing Term Loan, 8.327% (Term SOFR + 400 bps), 4/23/31	487,136
661,914	Jazz Pharmaceuticals, Inc., Tranche B-2 Dollar Term Loan, 6.577% (Term SOFR + 225 bps), 5/5/28	662,695
697,747	Padagis LLC, Term B Loan, 9.271% (Term SOFR + 475 bps), 7/6/28	647,160
	Total Medical-Drugs	$2,341,106

	Medical-Generic Drugs — 1.0%
896,094	Amneal Pharmaceuticals LLC, Initial Term Loan, 9.827% (Term SOFR + 550 bps), 5/4/28	$ 913,642
353,398	Perrigo Co., Plc, 2024 Refinancing Term B Loan, 6.327% (Term SOFR + 200 bps), 4/20/29	353,840
	Total Medical-Generic Drugs	$1,267,482

	Medical-Hospitals — 1.2%
268,891	EyeCare Partners LLC, Tranche B Term Loan, 5.227% (Term SOFR + 100 bps), 11/30/28	$ 224,524
The accompanying notes are an integral part of these financial statements.
24Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Principal Amount USD ($)		Value
	Medical-Hospitals — (continued)
967,155	Knight Health Holdings LLC, Term B Loan, 9.691% (Term SOFR + 525 bps), 12/23/28	$ 403,788
890,531	LifePoint Health, Inc., First Lien 2024-2 Refinancing Term Loan, 7.817% (Term SOFR + 350 bps), 5/19/31	878,347
	Total Medical-Hospitals	$1,506,659

	Medical-Wholesale Drug Distribution — 1.6%
691,000(b)	CVET Midco 2 LP, First Lien Initial Term Loan, 9.299% (Term SOFR + 500 bps), 10/13/29	$ 624,059
1,471,128	Gainwell Acquisition Corp., First Lien Term B Loan, 8.399% (Term SOFR + 400 bps), 10/1/27	1,412,897
	Total Medical-Wholesale Drug Distribution	$2,036,956

	Metal Processors & Fabrication — 1.5%
1,222,329	Grinding Media, Inc. (Molycop Ltd.), First Lien 2024 Incremental Term Loan, 7.83% (Term SOFR + 350 bps), 10/12/28	$ 1,185,659
720,576	WireCo WorldGroup, Inc., 2023 Refinancing Term Loan, 8.022% (Term SOFR + 375 bps), 11/13/28	680,944
	Total Metal Processors & Fabrication	$1,866,603

	Metal-Aluminum — 1.1%
1,423,692	Arsenal AIC Parent LLC, 2025 Refinancing Term B Loan, 7.077% (Term SOFR + 275 bps), 8/18/30	$ 1,420,132
	Total Metal-Aluminum	$1,420,132

	Mining Services — 0.1%
180,288	Flame NewCo LLC, First Lien New Money Exit Term Loan, 6.427% (Term SOFR + 200 bps), 6/30/28	$ 172,738
	Total Mining Services	$172,738

	Non-hazardous Waste Disposal — 0.4%
496,000	Tidal Waste & Recycling Holdings LLC, Initial Term Loan, 7.799% (Term SOFR + 350 bps), 10/24/31	$ 498,996
	Total Non-hazardous Waste Disposal	$498,996

	Office Automation & Equipment — 0.5%
622,000	Pitney Bowes, Inc., Tranche B Term Loan, 8.077% (Term SOFR + 375 bps), 3/19/32	$ 621,222
	Total Office Automation & Equipment	$621,222

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2525

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Oil & Gas Drilling — 0.5%
696,500	WaterBridge Midstream Operating LLC, Term Loan B, 9.053% (Term SOFR + 475 bps), 6/27/29	$ 672,993
	Total Oil & Gas Drilling	$672,993

	Paper & Related Products — 0.3%
436,000(b)	Ahlstrom-Munksjo Holding 3 Oy, Term Loan B, 5/22/30	$ 429,460
	Total Paper & Related Products	$429,460

	Pastoral & Agricultural — 0.5%
630,500	Alltech, Inc., Term B-2 Loan, 8.691% (Term SOFR + 425 bps), 8/13/30	$ 627,347
	Total Pastoral & Agricultural	$627,347

	Pharmacy Services — 0.3%
338,625	Option Care Health, Inc., First Lien 2021 Refinancing Term Loan, 6.577% (Term SOFR + 225 bps), 10/27/28	$ 340,177
	Total Pharmacy Services	$340,177

	Physical Practice Management — 0.3%
425,236	Sound Inpatient Physicians, Inc., Tranche B Term Loan, 8.061% (Term SOFR + 350 bps), 6/28/28	$ 403,974
	Total Physical Practice Management	$403,974

	Physical Therapy & Rehabilitation Centers — 1.9%
910,093	Summit Behavioral Healthcare LLC, First Lien Tranche B-1 Term Loan, 8.549% (Term SOFR + 425 bps), 11/24/28	$ 705,322
2,140,414	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 8.791% (Term SOFR + 425 bps), 11/20/26	1,646,336
	Total Physical Therapy & Rehabilitation Centers	$2,351,658

	Pipelines — 3.0%
1,054,531	Brazos Delaware II LLC, 2025 Refinancing Term Loan, 7.342% (Term SOFR + 300 bps), 2/11/30	$ 1,052,335
645,088	Buckeye Partners LP, 2025 Tranche B-6 Term Loan, 6.077% (Term SOFR + 175 bps), 11/22/30	646,196
351,120	Epic Crude Services LP, Term Loan , 7.256% (Term SOFR + 300 bps), 10/15/31	352,254
187,436	GIP Pilot Acquisition Partners LP, Amendment No. 2 Refinancing Term Loan, 6.277% (Term SOFR + 200 bps), 10/4/30	187,670
The accompanying notes are an integral part of these financial statements.
26Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Principal Amount USD ($)		Value
	Pipelines — (continued)
490,000	M6 ETX Holdings II Midco LLC, Initial Term Loan, 7.327% (Term SOFR + 300 bps), 4/1/32	$ 491,899
942,212	Traverse Midstream Partners LLC, Advance, 7.28% (Term SOFR + 300 bps), 2/16/28	945,745
	Total Pipelines	$3,676,099

	Printing-Commercial — 0.7%
381,160	Cimpress Plc, 2024-2 Refinancing Tranche B-1 Term Loan, 6.827% (Term SOFR + 250 bps), 5/17/28	$ 381,160
493,000	Verde Purchaser LLC, Initial Term Loan, 8.299% (Term SOFR + 400 bps), 11/30/30	493,801
	Total Printing-Commercial	$874,961

	Professional Sports — 0.4%
350,804	Formula One Management Ltd., Facility B, 6.299% (Term SOFR + 200 bps), 9/30/31	$ 351,517
175,402(b)	Formula One Management Ltd., Incremental Term Facility, 9/30/31	175,758
	Total Professional Sports	$527,275

	Property & Casualty Insurance — 2.5%
306,969	Asurion LLC, First Lien New B-12 Term Loan, 8.577% (Term SOFR + 425 bps), 9/19/30	$ 304,092
788,537	Asurion LLC, New B-10 Term Loan, 8.427% (Term SOFR + 400 bps), 8/19/28	785,826
242,461	Asurion LLC, New B-11 Term Loan, 8.677% (Term SOFR + 425 bps), 8/19/28	242,097
480,000	Asurion LLC, New B-9 Term Loan, 7.691% (Term SOFR + 325 bps), 7/31/27	477,950
1,341,637	Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2024 Term Loan, 7.327% (Term SOFR + 300 bps), 7/31/31	1,345,550
	Total Property & Casualty Insurance	$3,155,515

	Protection-Safety — 0.7%
855,062	Prime Security Services Borrower LLC, First Lien 2024-1 Refinancing Term B-1 Loan, 6.329% (Term SOFR + 200 bps), 10/13/30	$ 855,902
	Total Protection-Safety	$855,902

	Publishing — 2.1%
843,635	Cengage Learning, Inc., 2024 Refinancing Term Loan, 7.825% (Term SOFR + 350 bps), 3/24/31	$ 845,745
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2527

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Publishing — (continued)
780,000	Houghton Mifflin Harcourt Co., First Lien Term B Loan, 9.63% (Term SOFR + 525 bps), 4/9/29	$ 777,172
922,205	McGraw-Hill Education, Inc., 2025 Term Loan, 7.577% (Term SOFR + 325 bps), 8/6/31	925,951
	Total Publishing	$2,548,868

	Publishing-Periodicals — 0.3%
363,813	MJH Healthcare Holdings LLC, 2024 Refinancing Term B Loan, 7.677% (Term SOFR + 325 bps), 1/29/29	$ 364,268
	Total Publishing-Periodicals	$364,268

	Radio — 0.4%
552,000	Townsquare Media LLC, Initial Term Loan, 9.324% (Term SOFR + 500 bps), 2/19/30	$ 507,840
	Total Radio	$507,840

	Recreational Centers — 2.1%
1,095,196	Bulldog Purchaser, Inc., First Lien 2024 New Term Loan, 8.035% (Term SOFR + 375 bps), 6/27/31	$ 1,097,250
1,367,437	Fitness International LLC, Term B Loan, 9.577% (Term SOFR + 525 bps), 2/12/29	1,372,849
174,563	Life Time, Inc., 2024 New Term Loan, 6.785% (Term SOFR + 250 bps), 11/5/31	174,672
	Total Recreational Centers	$2,644,771

	REITS-Storage — 0.2%
187,625	Iron Mountain Information Management LLC, Amendment No.1 Incremental Term B Loan, 6.327% (Term SOFR + 200 bps), 1/31/31	$ 187,781
	Total REITS-Storage	$187,781

	Rental Auto & Equipment — 0.7%
868,374	Albion Financing 3 S.a.r.l., 2025 Amended U.S. Dollar Term Loan, 7.321% (Term SOFR + 300 bps), 8/16/29	$ 871,630
	Total Rental Auto & Equipment	$871,630

	Retail — 5.6%
682,290	Great Outdoors Group LLC, Term B-3 Loan, 7.577% (Term SOFR + 325 bps), 1/23/32	$ 677,279
1,066,365(b)	Harbor Freight Tools USA, Inc., Replacement Term Loan, 6.577% (Term SOFR + 225 bps), 6/11/31	1,032,375
992,265	Highline Aftermarket Acquisition LLC, First Lien 2025-1 Term Loan, 7.827% (Term SOFR + 350 bps), 2/19/30	990,405
969,333	Kodiak BP LLC, Initial Term Loan, 8.035% (Term SOFR + 375 bps), 12/4/31	921,876
The accompanying notes are an integral part of these financial statements.
28Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Principal Amount USD ($)		Value
	Retail — (continued)
969,191	Petco Health & Wellness Co., Inc., First Lien Initial Term Loan, 7.811% (Term SOFR + 325 bps), 3/3/28	$ 900,621
1,010,625	PetSmart LLC, Initial Term Loan, 8.177% (Term SOFR + 375 bps), 2/11/28	1,008,730
1,212,549	RVR Dealership Holdings LLC, Term Loan, 8.177% (1 Month Term SOFR + 375 bps), 2/8/28	1,126,913
248,750	White Cap Supply Holdings LLC, Tranche C Term Loan, 7.577% (Term SOFR + 325 bps), 10/19/29	246,716
	Total Retail	$6,904,915

	Retail-Catalog Shopping — 0.2%
485,428	Medical Solutions Holdings, Inc., First Lien Initial Term Loan, 7.88% (Term SOFR + 350 bps), 11/1/28	$ 283,976
	Total Retail-Catalog Shopping	$283,976

	Retail-Restaurants — 0.6%
748,750(b)	Raising Cane’s Restaurants LLC, Initial Term Loan, 6.327% (Term SOFR + 200 bps), 9/18/31	$ 751,870
	Total Retail-Restaurants	$751,870

	Security Services — 2.7%
1,379,310	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC), Initial U.S. Dollar Term Loan, 8.177% (Term SOFR + 375 bps), 5/12/28	$ 1,382,844
1,940,110	Garda World Security Corp., Twelfth Additional Term Loan, 7.333% (Term SOFR + 300 bps), 2/1/29	1,937,685
	Total Security Services	$3,320,529

	Telecom Services — 0.8%
1,009,000	Windstream Services LLC, 2024 Term Loan, 9.177% (Term SOFR + 475 bps), 10/1/31	$ 1,014,045
	Total Telecom Services	$1,014,045

	Telephone-Integrated — 0.3%
420,118(b)	Level 3 Financing, Inc., Term B-3 Refinancing Loan, 8.562% ( Term SOFR + 425 bps ), 3/27/32	$ 423,426
	Total Telephone-Integrated	$423,426

	Television — 0.2%
287,825	Gray Television, Inc., Term F Loan, 9.574% (Term SOFR + 525 bps), 6/4/29	$ 287,465
	Total Television	$287,465

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2529

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Theaters — 1.5%
1,184,165	Cirque du Soleil Canada, Inc., Refinancing Term Loan, 8.049% (Term SOFR + 375 bps), 3/8/30	$ 1,146,420
673,313	Crown Finance US, Inc., Initial Term Loan, 9.579% (Term SOFR + 525 bps), 12/2/31	674,786
	Total Theaters	$1,821,206

	Transport-Air Freight — 0.3%
367,000	Stonepeak Nile Parent LLC, Initial Term Loan, 6.98% (Term SOFR + 275 bps), 4/9/32	$ 366,656
	Total Transport-Air Freight	$366,656

	Transportation Services — 1.7%
1,003,027	Carriage Purchaser, Inc., Term B Loan, 8.327% (Term SOFR + 400 bps), 10/2/28	$ 1,005,744
532,107	First Student Bidco, Inc., Initial Term B Loan, 6.799% (Term SOFR + 250 bps), 7/21/28	532,994
162,725	First Student Bidco, Inc., Initial Term C Loan, 6.799% (Term SOFR + 250 bps), 7/21/28	162,996
368,322	First Student Bidco, Inc., TLB-2 Loan, 6.799% (Term SOFR + 250 bps), 7/21/28	368,974
	Total Transportation Services	$2,070,708

	Transport-Rail — 0.3%
330,340	Genesee & Wyoming, Inc., Initial Term Loan, 6.049% (Term SOFR + 175 bps), 4/10/31	$ 328,963
	Total Transport-Rail	$328,963

	Veterinary Diagnostics — 0.7%
337,289	Elanco Animal Health, Inc., Term Loan, 6.174% (1 Month Term SOFR + 175 bps), 8/1/27	$ 337,254
534,569	Southern Veterinary Partners LLC, First Lien 2024-3 New Term Loan, 7.527% (Term SOFR + 325 bps), 12/4/31	535,613
	Total Veterinary Diagnostics	$872,867

	Total Senior Secured Floating Rate Loan Interests (Cost $154,201,532)	$150,609,932

The accompanying notes are an integral part of these financial statements.
30Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Shares		Value
	Common Stocks — 0.6% of Net Assets
	Construction & Engineering — 0.1%
9,729(d)	LB New Holdco	$ 55,942
	Total Construction & Engineering	$55,942

	Metals & Mining — 0.0%†
2,625(d)	Flame Co.	$ 10,500
	Total Metals & Mining	$10,500

	Passenger Airlines — 0.5%
40,684(d)	Grupo Aeromexico SAB de CV	$ 668,592
	Total Passenger Airlines	$668,592

	Total Common Stocks (Cost $385,644)	$735,034

Principal Amount USD ($)
	Asset Backed Securities — 1.1% of Net Assets
314,612(a)	Assurant CLO IV, Ltd., Series 2019-4A, Class E, 11.531% (3 Month Term SOFR + 726 bps), 4/20/30 (144A)	$ 313,414
1,000,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3, Class G, 9.812%, 2/26/29 (144A)	1,001,977
	Total Asset Backed Securities (Cost $1,314,298)	$1,315,391

	Collateralized Mortgage Obligations—2.1% of Net Assets
370,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 10.322% (SOFR30A + 600 bps), 10/25/41 (144A)	$ 386,093
230,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA7, Class B2, 12.122% (SOFR30A + 780 bps), 11/25/41 (144A)	246,430
490,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA3, Class B2, 10.572% (SOFR30A + 625 bps), 9/25/41 (144A)	511,698
250,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA1, Class B2, 11.422% (SOFR30A + 710 bps), 1/25/42 (144A)	267,188
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2531

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
320,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA2, Class B2, 12.822% (SOFR30A + 850 bps), 2/25/42 (144A)	$ 349,620
710,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 14.936% (SOFR30A + 1,061 bps), 2/25/47 (144A)	881,440
	Total Collateralized Mortgage Obligations (Cost $2,455,378)	$2,642,469

	Commercial Mortgage-Backed Securities—1.0% of Net Assets
420,000(a)	BX Trust, Series 2022-PSB, Class F, 11.662% (1 Month Term SOFR + 733 bps), 8/15/39 (144A)	$ 418,584
37,118(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 10.715% (SOFR30A + 636 bps), 1/25/27 (144A)	34,529
1,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E, 3.00%, 5/15/48 (144A)	791,370
	Total Commercial Mortgage-Backed Securities (Cost $1,268,555)	$1,244,483

	Convertible Corporate Bonds — 0.0%† of Net Assets
	Entertainment — 0.0%†
20,000	Live Nation Entertainment, Inc., 2.875%, 1/15/30 (144A)	$ 21,030
	Total Entertainment	$21,030

	Total Convertible Corporate Bonds (Cost $20,000)	$21,030

	Corporate Bonds — 13.3% of Net Assets
	Advertising — 0.8%
550,000	Clear Channel Outdoor Holdings, Inc., 7.875%, 4/1/30 (144A)	$ 557,227
500,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	470,119
	Total Advertising	$1,027,346

	Aerospace & Defense — 0.4%
500,000	Goat Holdco LLC, 6.75%, 2/1/32 (144A)	$ 498,073
	Total Aerospace & Defense	$498,073

	Airlines — 0.4%
500,000	OneSky Flight LLC, 8.875%, 12/15/29 (144A)	$ 504,117
	Total Airlines	$504,117

The accompanying notes are an integral part of these financial statements.
32Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Principal Amount USD ($)		Value
	Banks — 0.2%
255,000(e)(f)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	$ 213,101
	Total Banks	$213,101

	Chemicals — 1.1%
250,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 240,037
500,000	NOVA Chemicals Corp., 7.00%, 12/1/31 (144A)	522,915
300,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	298,481
390,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	326,062
	Total Chemicals	$1,387,495

	Commercial Services — 1.6%
500,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	$ 475,545
500,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	471,042
1,000,000(b)	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/32 (144A)	1,020,297
	Total Commercial Services	$1,966,884

	Electric — 1.1%
500,000	Alpha Generation LLC, 6.75%, 10/15/32 (144A)	$ 509,785
650,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	586,623
300,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	290,017
	Total Electric	$1,386,425

	Healthcare-Services — 0.4%
460,000	US Acute Care Solutions LLC, 9.75%, 5/15/29 (144A)	$ 467,539
	Total Healthcare-Services	$467,539

	Internet — 0.4%
500,000	Acuris Finance US, Inc./Acuris Finance S.a.r.l., 9.00%, 8/1/29 (144A)	$ 509,500
	Total Internet	$509,500

	Iron & Steel — 0.3%
500,000	Metinvest BV, 7.75%, 10/17/29 (144A)	$ 395,094
	Total Iron & Steel	$395,094

	Lodging — 0.8%
500,000	Melco Resorts Finance, Ltd., 5.375%, 12/4/29 (144A)	$ 458,194
500,000	Station Casinos LLC, 4.50%, 2/15/28 (144A)	484,926
	Total Lodging	$943,120

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2533

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Principal Amount USD ($)		Value
	Media — 1.2%
490,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 2/1/32 (144A)	$ 453,603
300,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.25%, 1/15/29	274,288
200,000	CSC Holdings LLC, 11.75%, 1/31/29 (144A)	187,489
510,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	511,312
	Total Media	$1,426,692

	Mining — 1.1%
925,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	$ 940,020
500,000	Novelis Corp., 3.875%, 8/15/31 (144A)	444,517
	Total Mining	$1,384,537

	Oil & Gas — 0.8%
600,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.875%, 5/15/34 (144A)	$ 543,536
500,000	Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29 (144A)	483,601
	Total Oil & Gas	$1,027,137

	Pipelines — 0.2%
300,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	$ 278,804
	Total Pipelines	$278,804

	Real Estate — 0.3%
390,000	Kennedy-Wilson, Inc., 5.00%, 3/1/31	$ 338,120
	Total Real Estate	$338,120

	REITS — 0.7%
390,000	Starwood Property Trust, Inc., 7.25%, 4/1/29 (144A)	$ 405,434
478,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	507,100
	Total REITS	$912,534

	Software — 0.8%
500,000	Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29 (144A)	$ 441,512
500,000	Cloud Software Group, Inc., 6.50%, 3/31/29 (144A)	499,438
	Total Software	$940,950

The accompanying notes are an integral part of these financial statements.
34Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Principal Amount USD ($)		Value
	Telecommunications — 0.7%
275,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	$ 300,781
530,000	Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/1/31 (144A)	551,596
	Total Telecommunications	$852,377

	Total Corporate Bonds (Cost $16,537,509)	$16,459,845

	Insurance-Linked Securities — 2.0% of Net Assets#
	Event Linked Bonds — 2.0%
	Multiperil – U.S. — 1.2%
250,000(a)	Bonanza Re, 8.083%, (3 Month U.S. Treasury Bill + 375 bps), 12/19/27 (144A)	$ 246,400
250,000(a)	Residential Re, 9.583%, (3 Month U.S. Treasury Bill + 525 bps), 12/6/28 (144A)	250,025
250,000(a)	Residential Re, 10.383%, (3 Month U.S. Treasury Bill + 605 bps), 12/6/25 (144A)	243,850
250,000(a)	Sanders Re, 8.333%, (3 Month U.S. Treasury Bill + 400 bps), 4/7/29 (144A)	245,325
250,000(a)	Sanders Re, 9.583%, (3 Month U.S. Treasury Bill + 525 bps), 4/7/29 (144A)	248,800
250,000(a)	Sanders Re III, 7.743%, (3 Month U.S. Treasury Bill + 341 bps), 4/7/26 (144A)	245,825
		$1,480,225

	Windstorm – Florida — 0.2%
250,000(a)	Merna Re II, 11.823%, (3 Month U.S. Treasury Bill + 749 bps), 7/7/25 (144A)	$ 250,750
	Windstorm – Texas — 0.4%
250,000(a)	Alamo Re, 11.855%, (1 Month U.S. Treasury Bill + 752 bps), 6/7/25 (144A)	$ 249,750
250,000(a)	Merna Re II, 11.863%, (3 Month U.S. Treasury Bill + 753 bps), 7/7/25 (144A)	250,750
		$500,500

	Windstorm – U.S. Regional — 0.2%
250,000(a)	Commonwealth Re, 8.096%, (3 Month U.S. Treasury Bill + 376 bps), 7/8/25 (144A)	$ 249,875
	Total Event Linked Bonds	$2,481,350

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2535

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Face Amount USD ($)		Value
	Reinsurance Sidecars — 0.0%†
	Multiperil – U.S. — 0.0%†
250,000(d)(g)+	Harambee Re 2018, 12/31/25	$ 250
250,000(d)(g)+	Harambee Re 2019, 12/31/25	—
		$250

	Multiperil – Worldwide — 0.0%†
12,278(g)+	Alturas Re 2022-2, 12/31/27	$ 599
199,590(d)(g)+	Lorenz Re 2019, 6/30/25	1,717
		$2,316

	Total Reinsurance Sidecars	$2,566

	Total Insurance-Linked Securities (Cost $2,541,708)	$2,483,916

Shares
	Investment Company — 2.5% of Net Assets
150,000	Invesco Senior Loan ETF	$ 3,129,000
	Total Investment Company (Cost $3,120,750)	$3,129,000

	SHORT TERM INVESTMENTS — 7.0% of Net Assets
	Open-End Fund — 7.0%
8,619,715(h)	Dreyfus Government Cash Management, Institutional Shares, 4.19%	$ 8,619,715
		$8,619,715

	TOTAL SHORT TERM INVESTMENTS (Cost $8,619,715)	$8,619,715

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 150.9% (Cost $190,465,089)	$187,260,815
	OTHER ASSETS AND LIABILITIES — (50.9)%	$(63,134,317)
	net assets — 100.0%	$124,126,498

bps	Basis Points.
CMT	Constant Maturity Treasury.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
The accompanying notes are an integral part of these financial statements.
36Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At May 31, 2025, the value of these securities amounted to $23,339,059, or 18.8% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at May 31, 2025.
(b)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(c)	Security is in default.
(d)	Non-income producing security.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at May 31, 2025.
(g)	Issued as preference shares.
(h)	Rate periodically changes. Rate disclosed is the 7-day yield at May 31, 2025.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2025.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re	2/12/2025	$254,688	$249,750
Alturas Re 2022-2	4/11/2023	—	599
Bonanza Re	12/16/2024	250,000	246,400
Commonwealth Re	6/15/2022	250,000	249,875
Harambee Re 2018	12/19/2017	4,347	250
Harambee Re 2019	12/20/2018	—	—
Lorenz Re 2019	6/26/2019	28,273	1,717
Merna Re II	4/14/2025	252,200	250,750
Merna Re II	4/14/2025	252,200	250,750
Residential Re	10/28/2021	250,000	243,850
Residential Re	11/4/2024	250,000	250,025
Sanders Re	12/10/2024	250,000	245,325
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2537

Schedule of Investments  |  5/31/25
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Sanders Re	12/10/2024	$250,000	$248,800
Sanders Re III	3/22/2022	250,000	245,825
Total Restricted Securities			$2,483,916
% of Net assets			2.0%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized (Depreciation)
USD	899,143	MXN	18,229,675	State Street Bank & Trust Co.	6/27/25	$(37,480)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(37,480)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
MXN — Mexican Peso
USD — United States Dollar
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the six months ended May 31, 2025, aggregated $76,818,827 and $78,755,803, respectively.
At May 31, 2025, the net unrealized depreciation on investments based on cost for federal tax purposes of $190,676,720 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,843,781
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,297,166)
Net unrealized depreciation	$(3,453,385)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
38Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

The following is a summary of the inputs used as of May 31, 2025 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$150,609,932	$—	$150,609,932
Common Stocks	—	735,034	—	735,034
Asset Backed Securities	—	1,315,391	—	1,315,391
Collateralized Mortgage Obligations	—	2,642,469	—	2,642,469
Commercial Mortgage-Backed Securities	—	1,244,483	—	1,244,483
Convertible Corporate Bonds	—	21,030	—	21,030
Corporate Bonds	—	16,459,845	—	16,459,845
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – U.S.	—	—	250	250
Multiperil – Worldwide	—	—	2,316	2,316
All Other Insurance-Linked Securities	—	2,481,350	—	2,481,350
Investment Company	3,129,000	—	—	3,129,000
Open-End Fund	8,619,715	—	—	8,619,715
Total Investments in Securities	$11,748,715	$175,509,534	$2,566	$187,260,815
Other Financial Instruments
Credit Agreement(a)	$—	$(60,000,000)	$—	$(60,000,000)
Net unrealized depreciation on forward foreign currency exchange contracts	—	(37,480)	—	(37,480)
Total Other Financial Instruments	$—	$(60,037,480)	$—	$(60,037,480)
(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
During the period ended May 31, 2025, there were no transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2539

Statement of Assets and Liabilities  |  5/31/25
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $190,465,089)	$187,260,815
Cash	79,597
Unrealized appreciation on unfunded loan commitments	1,053
Receivables —
Investment securities sold	2,359,341
Dividends	28,130
Interest	1,230,886
Other assets	1,508
Total assets	$190,961,330
LIABILITIES:
Overdraft due to custodian	$22
Payables —
Credit agreement	60,000,000
Investment securities purchased	6,254,237
Directors’ fees	1,251
Interest expense	292,000
Unrealized depreciation on forward foreign currency exchange contracts	37,480
Management fees	109,138
Administrative expenses	20,124
Accrued expenses	120,580
Total liabilities	$66,834,832
NET ASSETS:
Paid-in capital	$207,765,166
Distributable earnings (loss)	(83,638,668)
Net assets	$124,126,498
NET ASSET VALUE PER SHARE:
Based on $124,126,498/12,374,933 shares	$10.03
The accompanying notes are an integral part of these financial statements.
40Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 5/31/25
INVESTMENT INCOME:
Interest from unaffiliated issuers	$7,657,347
Dividends from unaffiliated issuers	180,223
Total Investment Income		$7,837,570
EXPENSES:
Management fees	$647,828
Administrative expenses	35,566
Transfer agent fees	6,940
Stockholder communications expense	13,050
Custodian fees	8,326
Professional fees	68,581
Printing expense	4,528
Officers’ and Directors’ fees	3,734
Insurance expense	1,612
Interest expense	1,672,038
Miscellaneous	54,073
Total expenses		$2,516,276
Net investment income		$5,321,294
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,262,360)
Forward foreign currency exchange contracts	37,078
Other assets and liabilities denominated in foreign currencies	(13,202)	$(1,238,484)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(2,033,872)
Forward foreign currency exchange contracts	(93,574)
Unfunded loan commitments	(1,431)
Other assets and liabilities denominated in foreign currencies	23	$(2,128,854)
Net realized and unrealized gain (loss) on investments		$(3,367,338)
Net increase in net assets resulting from operations		$1,953,956
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2541

Statements of Changes in Net Assets
	Six Months Ended 5/31/25 (unaudited)	Year Ended 11/30/24
FROM OPERATIONS:
Net investment income (loss)	$5,321,294	$12,445,348
Net realized gain (loss) on investments	(1,238,484)	(2,849,664)
Change in net unrealized appreciation (depreciation) on investments	(2,128,854)	7,051,645
Net increase in net assets resulting from operations	$1,953,956	$16,647,329
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
($0.46 and $1.10 per share, respectively)	$(5,692,469)	$(13,643,364)
Total distributions to common stockholders	$(5,692,469)	$(13,643,364)
Net increase (decrease) in net assets	$(3,738,513)	$3,003,965
NET ASSETS:
Beginning of period	$127,865,011	$124,861,046
End of period	$124,126,498	$127,865,011
The accompanying notes are an integral part of these financial statements.
42Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Statement of Cash Flows (unaudited)
FOR THE SIX MONTHS ENDED 5/31/25
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$1,953,956
Adjustments to reconcile net increase in net assets resulting from operations to net cash:
Purchases of investment securities	$(83,435,637)
Proceeds from disposition and maturity of investment securities	82,293,301
Net purchases of short term investments	1,734,548
Net accretion and amortization of discount/premium on investment securities	(257,200)
Net realized loss on investments in unaffiliated issuers	1,262,360
Change in unrealized depreciation on investments in unaffiliated issuers	2,033,872
Change in unrealized depreciation on forward foreign currency exchange contracts	93,574
Change in unrealized depreciation on unfunded loan commitments	1,431
Change in unrealized appreciation on other assets and liabilities denominated in foreign currencies	(23)
Decrease in dividends receivable	12,469
Increase in interest receivable	(99,880)
Decrease in distributions paid in advance	1,051,869
Decrease in other assets	684
Increase in management fees payable	91,187
Decrease in directors’ fees payable	(428)
Increase in administrative expenses payable	4,895
Decrease in accrued expenses payable	(64,233)
Net cash from operating activities	$6,676,745
Cash Flows Used In Financing Activities:
Foreign currency due to custodian	(1,712)
Decrease in interest expense payable	(10,100)
Distributions to stockholders	(6,744,338)
Net cash flows used in financing activities	$(6,756,150)
Cash Impact From Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$23
NET INCREASE (DECREASE) IN CASH	$(79,382)
Cash:
Beginning of period*	$158,979
End of period	$79,597
Cash Flow Information:
Cash paid for interest	$1,682,138
*	The following table provides a reconciliation of cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months Ended 5/31/25	Year Ended 11/30/24
Cash	$79,597	$158,979
Total cash shown in the Statement of Cash Flows	$79,597	$158,979
The accompanying notes are an integral part of these financial statements
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2543

Financial Highlights
	Six Months Ended 5/31/25 (unaudited)	Year Ended 11/30/24	Year Ended 11/30/23	Year Ended 11/30/22	Year Ended 11/30/21	Year Ended 11/30/20
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.09	$9.89	$11.58	$11.17	$11.83
Increase (decrease) from investment operations:(a)
Net investment income (loss)	$0.43	$1.01	$1.13	$0.83	$0.73	$0.68
Net realized and unrealized gain (loss) on investments	(0.27)	0.33	0.14	(1.77)	0.24	(0.60)
Net increase (decrease) from investment operations	$0.16	$1.34	$1.27	$(0.94)	$0.97	$0.08
Accretion to net asset value due to tender offer	—	—	—	—	0.17(b)	—
Distributions to stockholders:
Net investment income and previously undistributed net investment income	$(0.46)(c)	$(1.10)(c)	$(1.07)	$(0.75)	$(0.70)	$(0.74)(c)
Tax return of capital	—	—	—	—	(0.03)	—
Total distributions	$(0.46)	$(1.10)	$(1.07)	$(0.75)	$(0.73)	$(0.74)
Net increase (decrease) in net asset value	$(0.30)	$0.24	$0.20	$(1.69)	$0.41	$(0.66)
Net asset value, end of period	$10.03	$10.33	$10.09	$9.89	$11.58	$11.17
Market value, end of period	$9.75	$9.87	$8.99	$8.99	$11.90	$10.73
Total return at net asset value(d)	1.82%(e)	14.59%	15.06%	(7.72)%	10.54%	1.89%
Total return at market value(d)	3.59%(e)	22.88%	12.79%	(18.38)%	18.25%	9.96%
Ratios to average net assets of stockholders:
Total expenses plus interest expense(f)	4.02%(g)	4.58%	4.25%	2.45%	1.97%	2.58%
Net investment income available to stockholders	8.50%(g)	9.75%	11.28%	7.70%	6.25%	6.26%
Portfolio turnover rate	42%(e)	67%	35%	23%	51%	73%
Net assets, end of period (in thousands)	$124,126	$127,865	$124,861	$122,371	$143,233	$276,234
Total amount of debt outstanding (in thousands)	$60,000	$60,000	$61,200	$58,700	$69,450	$105,450
Asset coverage per $1,000 of indebtedness	$3,069	$3,131	$3,040	$3,085	$3,062	$3,620
(a)	The common share data presented above is based on the average shares outstanding for the period presented.
(b)	See Notes to the Financial Statements Note 10. for additional information.
(c)	The amount of distributions made to stockholders during the year were in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV”). A portion of the accumulated net investment income was distributed to stockholders during the year.
(d)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(e)	Not annualized.
The accompanying notes are an integral part of these financial statements.
44Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

(f)	Includes interest expense of 2.67%, 3.08%, 2.85%, 1.11%, 0.47% and 0.70%, respectively.
(g)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2545

Notes to Financial Statements  |  5/31/25
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Floating Rate Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on October 6, 2004. Prior to commencing operations on December 28, 2004, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Until April 1, 2025, Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., served as the Fund’s investment adviser (“Amundi US”). Effective April 1, 2025, Victory Capital Management Inc. (“Victory Capital”) serves as the Fund’s investment adviser (the “Adviser”). See Note 11.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a Fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a “limited derivatives user”). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The management committee of the Adviser acts as the Fund’s Chief Operations
46Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Decision Maker (CODM) who assesses performance and allocates resources with respect to the Fund. The Fund’s operations constitute a single operating segment and therefore, a single reportable segment, because the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM manages the business activities using information of the Fund as a whole, and assesses performance of the Fund. The financial information provided to and reviewed by the CODM is the same as that presented within the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2547

third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser fair valuation team is responsible for monitoring developments that may impact fair valued securities.
48Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity, tariffs or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2549

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its stockholders. Therefore, no provision for federal income taxes is required. As of May 31, 2025, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to stockholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2024 was as follows:
2024
Distributions paid from:
Ordinary income	$13,643,364
Total	$13,643,364
50Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2024:
2024
Distributable earnings/(losses):
Undistributed ordinary income	$1,071,587
Capital loss carryforward	(78,540,300)
Other book/tax temporary differences	(1,051,869)
Net unrealized depreciation	(1,379,573)
Total	$(79,900,155)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to passive foreign investment companies, cost basis adjustments on defaulted securities, book tax differences on amortization and accretion, and the mark to market of foreign currency contracts.
E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2551

and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China enters into military conflict with Taiwan, the Philippines or another neighbor, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
52Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/25

If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other
Pioneer Floating Rate Fund, Inc. | Semi-Annual | 5/31/2553

countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans. For purposes of the Fund’s investment policies, senior floating rate loans include funds that invest primarily in senior floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered
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Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to effect share purchases or sales or receive distributions, loss of or unauthorized access to private stockholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any
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insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
F.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at May 31, 2025 are listed in the Schedule of Investments.
G.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but
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there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.	Automatic Dividend Reinvestment Plan
All stockholders whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Stockholders may elect not to participate in the Plan. Stockholders not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying Equiniti Trust Company, LLC, formerly known as American Stock Transfer & Trust Company, the agent for stockholders in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a stockholder’s shares are held in the name of a brokerage firm, bank or other nominee, the stockholder can ask the firm or nominee to participate in the Plan on the stockholder’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the stockholder of record. A firm or nominee may reinvest a stockholder’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.
Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the NYSE or elsewhere. If, on the payment date for any
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dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve stockholders from any federal, state or local taxes which may be due on dividends paid in any taxable year. Stockholders holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
I.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. For the six months ended May 31, 2025, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).
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During the six months ended May 31, 2025, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended May 31, 2025 was $199,551 and $1,103,959 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at May 31, 2025 are listed in the Schedule of Investments.
2. Investment Advisory Agreement
The Adviser manages the Fund’s portfolio. Until April 1, 2025, Amundi US served as the Fund's investment adviser. Management fees payable under the Fund’s Investment Management Agreement with Amundi US were calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended May 31, 2025, the management fee was 0.70% (annualized) of the Fund’s average daily managed assets, which was equivalent to 1.03% (annualized) of the Fund’s average daily net assets.
Effective April 1, 2025, Victory Capital serves as the Fund’s investment adviser under an interim investment advisory agreement (the “Interim Advisory Agreement”) (see note 11). The Interim Advisory Agreement will be in effect until the earlier of (i) stockholder approval of a new investment advisory agreement with Victory Capital or (ii) 150 days after April 1, 2025 (August 29, 2025). The terms of the Interim Advisory Agreement (including fees) are substantially the same as the terms of the Fund’s investment advisory agreement with Amundi US. Investment advisory fees payable under the Interim Advisory Agreement will be held in escrow during the term of the Interim Advisory Agreement. Victory Capital will be paid the lesser of (a) its costs incurred in performing its services under the Interim Investment Advisory Agreement and (b) the total amount of the escrow account, plus interest earned, if stockholders of the Fund do not approve a new investment advisory agreement with Victory Capital.
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Effective April 1, 2025 the Adviser has contractually agreed to reimburse expenses so that total annual fund operating expenses (excluding certain items such as interest, taxes, brokerage commissions) do not exceed 4.58%.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $109,138 in management fees payable to the Adviser at May 31, 2025.
3. Compensation of Officers and Directors
The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the six months ended May 31, 2025, the Fund paid $3,734 in Officers’ and Directors’ compensation, which is reflected on the Statement of Operations as Officers’ and Directors’ fees. At May 31, 2025, on its Statement of Assets and Liabilities, the Fund had a payable for Directors’ fees of $1,251 and a payable for administrative expenses of $20,124, which includes the payable for Officers’ compensation.
4. Transfer Agent
Equiniti Trust Company, LLC (“EQ”), serves as the transfer agent with respect to the Fund’s common shares. The Fund pays EQ an annual fee as is agreed to from time to time by the Fund and EQ for providing such services.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to stockholder communications activities such as proxy and statement mailings and outgoing phone calls.
5. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master
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Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross liabilities of the Fund as of May 31, 2025.
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
State Street Bank & Trust Co.	$$37,480	$—	$—	$—	$$37,480
Total	$37,480	$—	$—	$—	$37,480
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(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount payable to the counterparty in the event of default.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2025, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$37,480	$—	$—
Total Value	$—	$—	$37,480	$—	$—
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2025 was as follows:
Statement of Operations / Statement of Cash Flows	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$—	$—	$37,078	$—	$—
Total Value	$—	$—	$37,078	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$(93,574)	$—	$—
Total Value	$—	$—	$(93,574)	$—	$—
7. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of May 31, 2025, the Fund had the following unfunded loan commitments outstanding:
Loan	Principal	Cost	Value	Unrealized Appreciation (Depreciation)
Clydesdale Acquisition Holdings, Inc., First Lien 2025 Incremental Delayed Draw Term B Loan	$8,650	$8,628	$8,594	$(34)
Hanger, Inc., Delayed Draw Term Loan	107,485	107,331	107,404	73
Jupiter Buyer, Inc., Initial Delayed Draw Term Loan	95,793	95,342	96,212	870
Savor Acquisition, Inc., Delayed Draw Term Loan	30,279	30,206	30,350	144
Total Value	$242,207	$241,507	$242,560	$1,053
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8. Fund Shares
There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.
Transactions in common shares for the six months ended May 31, 2025 and the year ended November 30, 2024, were as follows:
	5/31/25	11/30/24
Shares outstanding at beginning of period	12,374,933	12,374,933
Shares outstanding at end of period	12,374,933	12,374,933
9. Credit Agreement
From February 2, 2024 to May 31, 2025, the Fund was a party to a Credit Facility with TD Bank in the amount of $60,000,000 (the “TD Bank Credit Agreement”).
Interest on borrowings was payable under the TD Bank Credit Agreement at Secured Overnight Financing Rate (“SOFR”) plus 1.15% on an annualized basis.
At May 31, 2025, the Fund had borrowings outstanding under the TD Bank Credit Agreement totaling $60,000,000. The interest rate charged at May 31, 2025 was 5.48%. During the six months ended May 31, 2025, the average daily balance under the TD Bank Credit Agreement was $59,672,131 at an average interest rate of 5.59%. Interest expense of $1,672,038 in connection with the TD Bank Credit Agreement is included on the Statement of Operations.
The Fund is required to maintain 100% asset coverage with respect to amounts outstanding under the TD Bank Credit Agreement. Asset coverage is calculated by multiplying, for each eligible asset, the advance rate for such type of eligible asset, and the adjusted eligible asset value for such eligible asset, and dividing the product by the principal amount of the borrowing outstanding.
10. Tender Offer
The Fund announced a tender offer on August 31, 2020, and commenced the tender offer on November 23, 2020, pursuant to which the Fund offered to purchase up to 50% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 98.5% of the net asset value per Share as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately following the expiration date of the tender offer. The tender offer expired on December 22, 2020. The tender
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offer was commenced pursuant to a settlement agreement made by the Board with Saba Capital Management, L.P. and certain associated parties.
The Fund accepted 12,369,087 duly tendered and not withdrawn Shares, representing approximately 50% of the Fund’s outstanding Shares. The Shares accepted for tender were repurchased at a price of $11.0616, equal to 98.5% of the net asset value per Share of $11.23 as of the close of regular trading on the New York Stock Exchange on December 23, 2020, the pricing date stated in the Offer to Purchase. Because the total number of Shares tendered exceeded the number of Shares offered to purchase, all tendered Shares were subject to pro-ration in accordance with the terms of the Offer to Purchase. Under final pro-ration, 86.4% of the Shares tendered were accepted for payment, subject to adjustment for fractional shares. Payment for the accepted Shares was made on December 28, 2020. Following the purchase of the tendered Shares, the Fund had approximately 12,369,087 Shares outstanding.
11. Reorganization
Effective April 1, 2025, Amundi US, the Fund’s former investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of Victory (the “Transaction”). All portfolio managers of Amundi US became employees of Victory Capital.
In connection with the Transaction, Fund stockholders were asked to approve a new investment advisory agreement with Victory Capital (the "New Advisory Agreement") at a special meeting originally scheduled for March 26, 2025 (the "Postponed Meeting"). The Fund postponed its meeting because it had not obtained a sufficient number of votes to approve the New Advisory Agreement.
Because stockholders did not approve the New Advisory Agreement prior to the closing of the Transaction, the Fund entered into an interim investment advisory agreement (the "Interim Advisory Agreement") with Victory Capital, which was approved by the Board and took effect upon the closing of the Transaction. The Interim Advisory Agreement allows Victory Capital to manage the Fund for up to 150 days following the closing of the Transaction (August 29, 2025). Please see Note 2. for additional information regarding the Interim Advisory Agreement.
After considering various options for the Fund, the Board has approved, and recommends that stockholders vote for, the liquidation of the Fund.
The Fund has filed a proxy statement with the U.S. Securities and Exchange Commission ("SEC") with respect to the proposal to liquidate the Fund. Copies of the Fund's proxy statement have been mailed to each stockholder of record of the Fund. Stockholders are advised to read the
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Fund's proxy statement because it contains important information. The proxy statement and other documents filed by the Fund are available free of charge on the SEC website, www.sec.gov.
In light of the Board's approval of a plan of liquidation for the Fund and its recommendation that stockholders of the Fund vote for liquidation pursuant to the plan, the Postponed Meeting will not be rescheduled.
On May 6, 2025, the Board of the Fund amended the Fund's bylaws to remove Article II, Section 13. That repealed Article II, Section 13 made the Fund subject to the Maryland Control Share Acquisition Act, which had the effect of limiting the voting rights in certain circumstances of a person who acquires more than a certain level of ownership of the Fund's common stock.
12. Subsequent Events
A monthly distribution was declared on June 4, 2025 of $0.0750 per share payable June 30, 2025 to stockholders of record on June 18, 2025.
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Additional Information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.
Anti-takeover provisions. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund's ability to achieve its primary investment objective of seeking to provide its common stockholders with a high level of current income exempt from regular federal income tax. These provisions include staggered terms of service for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction.
Exclusive forum provisions. The Fund’s Bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by the Fund’s stockholders and provide that claims relating to causes of action under the United States federal securities laws may only be brought in the United States District Court for the District of Maryland, Northern Division, which could limit stockholders’ ability to obtain a favorable judicial forum for disputes with the Fund or its directors, officers or the Fund’s agents, if any, and could discourage lawsuits against the Fund and its directors, officers and agents, if any.
The Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on the Fund’s behalf (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of the Fund’s directors, officers or other agents to the Fund or to the Fund’s stockholders, (d) any action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents arising pursuant to any provision of the MGCL or the Fund’s Charter or Bylaws or (e) any other action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents that is governed by the internal affairs doctrine. Furthermore, the Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the United States District
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Court for the District of Maryland, Northern Division shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claim arising under the United States federal securities laws.
These exclusive forum provisions may limit the ability of the Fund’s stockholders to bring a claim in a judicial forum that such stockholders find favorable for disputes with the Fund or the Fund’s directors, officers, or agents, if any, which may discourage such lawsuits against the Fund and the Fund’s directors, officers, and agents, if any. Alternatively, if a court were to find the choice of forum provisions contained in the Fund’s Bylaws to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions, which could materially adversely affect the Fund’s business, financial condition, and operating results.
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Approval of New Investment  Advisory Agreement and Interim Investment Advisory Agreement with Victory Capital Management Inc.
Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s previous investment adviser, has been contributed to Victory Capital Holdings, Inc. (“Victory Capital Holdings”), the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). As a result of the Transaction, the Fund’s investment advisory agreement with Amundi US (the “Amundi US Investment Advisory Agreement”) terminated automatically on April 1, 2025.
In connection with the Transaction, the Fund’s Board of Directors (the “Board” or the “Directors”) approved a new investment advisory agreement with Victory Capital (the “New Investment Advisory Agreement”) at a Board meeting held on December 16, 2024, subject to approval by the Fund’s stockholders. As of May 1, 2025, the Fund’s stockholders had not approved the New Investment Advisory Agreement.
At the December 16, 2024 Board meeting, the Board also approved an interim investment advisory agreement with Victory Capital (the “Interim Investment Advisory Agreement”) to take effect upon the closing of the Transaction in the event that additional time was needed to solicit stockholder approval of the New Investment Advisory Agreement.
The Board’s considerations in approving the New Investment Advisory Agreement and the Interim Investment Advisory Agreement are discussed below.
Board Evaluation of the New Investment Advisory Agreement and Interim Investment Advisory Agreement
The Board evaluated the Transaction and the New Investment Advisory Agreement and Interim Investment Advisory Agreement for the Fund.
At in-person meetings held on May 14-15, 2024, July 22-23, 2024, September 16-17, 2024, November 12-13, 2024, and December 16, 2024, the Board met to consider the Transaction, including the plan to contribute Amundi US to Victory Capital Holdings in exchange for Amundi Asset Management S.A.S. (“Amundi”) becoming a significant shareholder of Victory Capital Holdings, and to establish a long-term reciprocal distribution partnership between Amundi and Victory Capital. The Board was advised that the Transaction, if completed, would constitute a change
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of control under the 1940 Act that would result in the termination of the Amundi US Investment Advisory Agreement.
At these meetings, which included meetings of the full Board and separate meetings of the Independent Directors, and at video conferences of the Independent Directors held on May 23, 2024, June 24, 2024, August 19, 2024, October 29, 2024 and December 9, 2024, the Board or the Independent Directors, as the case may be, considered, among other things, whether it would be in the best interests of the Fund and its stockholders to approve the New Investment Advisory Agreement. To assist the Board in its consideration of the New Investment Advisory Agreement and the anticipated impacts of the Transaction on the Fund and its stockholders, Victory Capital provided materials and information about Victory Capital, including its financial condition and asset management capabilities and organization, and Victory Capital and Amundi provided materials and information about the proposed Transaction between Victory Capital and Amundi.
To assist the Board in its consideration of the New Investment Advisory Agreement, Victory Capital provided extensive information to the Board regarding the Transaction and the investment advisory services to be provided by Victory Capital under the New Investment Advisory Agreement.  Before and during the December 16, 2024 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with their consideration of the New Investment Advisory Agreement, the Independent Directors worked with their independent legal counsel to prepare requests for additional information that were submitted to Victory Capital and Amundi US. The Board’s requests for information sought information relevant to the Board’s consideration of the New Investment Advisory Agreement and other anticipated impacts of the Transaction on the Fund and its stockholders. In addition, the Board formed a Transaction Sub-Committee, comprised solely of Independent Directors, to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction.  The Board and the Transaction Sub-Committee met with senior management representatives of Victory Capital and Amundi US on numerous occasions to discuss various aspects of the Transaction, to review information provided to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction, and to make supplemental due diligence requests for additional information from Victory Capital and Amundi US with respect to the New Investment Advisory Agreement and the Transaction. Victory Capital and Amundi US provided documents and information in response to the requests from the Board and the Transaction Sub-Committee, as well as
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made presentations to, and responded to questions from, the Board and the Transaction Sub-Committee at various meetings.
Prior to voting on the New Investment Advisory Agreement, the Independent Directors reviewed the Transaction and the New Investment Advisory Agreement with representatives of Amundi US and Victory Capital, counsel to the Fund and counsel to the Independent Directors.  The Independent Directors also reviewed the Transaction and the New Investment Advisory Agreement with their counsel in private sessions at which no representatives of Amundi US, Victory Capital or counsel to the Fund were present.
The Board’s evaluation of the New Investment Advisory Agreement reflected the information provided specifically in connection with its review of the New Investment Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the renewal of the Amundi US Investment Advisory Agreement at in-person meetings held on September 17, 2024 and at other Board meetings throughout the prior year.
Among other things, the Directors considered:
(i) that, in the Transaction, Amundi US would be contributed to Victory Capital in exchange for shares of Victory Capital Holdings issued to Amundi without Amundi becoming a controlling stockholder of Victory Capital Holdings, and that Victory Capital and Amundi would establish a long-term reciprocal distribution partnership;
(ii) representations by Victory Capital regarding the reputation, experience, financial strength and resources of Victory Capital and its investment franchises;
(iii) that Victory Capital has informed the Board that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment management, risk management, administrative, compliance, legal and other services;
(iv) that Victory Capital informed the Board that the portfolio managers of the Fund were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a planned Victory Capital investment franchise, managing the Fund using the same investment approach under which the Fund was previously managed, and the Board considered the historical investment performance record of the Fund under such investment approach;
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(v) the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s legal and operational structure, risk management, administrative, legal, compliance and cybersecurity functions;
(vi) that the Fund’s contractual advisory fee rate would remain the same and would not increase by virtue of the New Investment Advisory Agreement;
(vii) the terms and conditions of the New Investment Advisory Agreement, including that the New Investment Advisory Agreement was substantially identical to the Amundi US Investment Advisory Agreement;
(viii) the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement;
(ix) that the Directors had recently approved the continuance of the Amundi US Investment Advisory Agreement with Amundi US at an in-person meeting held on September 17, 2024 and, in connection with the Directors’ review of the Amundi US Investment Advisory Agreement, received and considered full comparative fee and expense data;
(x) Victory Capital’s plans to propose to transition from certain of the Fund’s current service providers, including fund administration, to the Victory Funds’ service providers following the consummation of the Transaction
(xi) that Victory Capital had agreed with the Board that, for at least three years after the Transaction closes, Victory Capital would waive fees and/or reimburse expenses so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year at the time of the Transaction close, and that the contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating
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expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount;
(xii) that Victory Capital did not expect to propose any changes to the investment objective(s) of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;
(xiii) that Victory Capital had acquired and integrated several investment management companies;
(xiv) the potential benefits to the stockholders of the Fund, including continuity of portfolio management and operating efficiencies due to the greater scale of Victory Capital that may be achieved from the Transaction;
(xv) that Victory Capital and Amundi would each derive benefits from the Transaction and that, as a result, they had a financial interest in the matters that were being considered;
(xvi) that Victory Capital and Amundi had agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Fund; and
(xvii) that the Fund would not bear the costs of obtaining stockholder approval of the New Investment Advisory Agreement, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated.
Certain of these considerations are discussed in more detail below.
The Directors also requested, obtained and considered the following information in connection with their evaluation of the Transaction and the New Investment Advisory Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the New Investment Advisory Agreement; and (ii) the Fund’s advisory fees and total expense ratios, the financial statements of Victory Capital, a profitability analysis provided by Victory Capital, and an analysis from Victory Capital as to possible economies of scale.  The Directors further considered, materials provided in connection with their review of the Amundi US Investment Advisory Agreement, including, for the Fund, information regarding the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In addition, the Directors considered the information provided at regularly scheduled meetings throughout the year regarding the Fund’s performance and risk attributes,
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including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings.
At the December 16, 2024, meeting, based on their evaluation of the information provided by Victory Capital and Amundi US, the Directors including the Independent Directors voting separately, approved the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund. In considering the New Investment Advisory Agreement for the Fund, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in their determinations. The Directors considered the same factors with respect to the Interim Investment Advisory Agreement for the Fund.
Nature, Extent and Quality of Services
The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund and that were expected to be provided by Victory Capital to the Fund following the consummation of the Transaction, taking into account the investment objective(s) and principal investment strategies of the Fund.
The Board considered information provided by Victory Capital regarding its business and operating structure, scale of operations, leadership and reputation. The Board also considered the capabilities, resources, and personnel of Victory Capital, in order to determine whether Victory Capital was capable of providing the same level of investment management services provided to the Fund by Amundi US.  The Board received information regarding Victory Capital’s plans to integrate Amundi US investment personnel into Victory Capital as members of Pioneer Investments, a Victory Capital investment franchise. The Board noted that it had considered the qualifications of the portfolio managers at Amundi US at its September 17, 2024 Meeting.
The Directors considered Victory Capital’s representation that there would be no change to the investment approach under which the Fund would be managed under the New Investment Advisory Agreement.
The Board considered the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s compliance, risk management, cybersecurity and legal resources and personnel. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs, including information regarding the resources available to Victory Capital to provide the services specified
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under the New Investment Advisory Agreement. The Board also considered Victory Capital’s financial condition, and noted that Victory Capital was expected to be able to provide a high level of service to the Fund and continuously invest and re-invest in its investment management business.
The Directors considered that Amundi US previously supervised and monitored the performance of the Fund’s service providers and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations, and considered the personnel and resources that Victory Capital proposed to provide with respect to such services.  The Directors also considered that, as administrator, Amundi US was responsible for the administration of the Fund’s business and other affairs and that, post-Transaction, Victory Capital would be responsible for the administration of the Fund’s business and other affairs.  The Directors considered that the fees Victory Capital would charge for administration services are higher than the fees that Amundi US received as reimbursement for services rendered, and considered Victory Capital’s explanation of the reasons for the differences in administration fees charged by Victory Capital and Amundi US as well as the expense limitation arrangements proposed to be implemented for the Fund for at least three years following the completion of the Transaction.
The Directors considered that the terms and conditions of the New Investment Advisory Agreement were substantially similar to the terms and conditions of the Amundi US Investment Advisory Agreement, except for different execution dates, effective dates and termination dates. The Directors considered that the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement.
The Directors received and considered information regarding the Victory Funds’ key service providers, including custody, transfer agency and administration service providers, the fees charged by such service providers as compared to the fees charged by the Fund’s current service providers, and Victory Capital’s plans to propose the transition from certain of the Fund’s current service providers to the Victory Funds’ service providers following the consummation of the Transaction.
The Directors considered that Victory Capital had advised the Board that, notwithstanding the above, the Transaction was not expected to have a
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material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment advisory, risk management, administrative, compliance, legal and other services, as a result of the Transaction.  In that regard, the Directors considered the statements by representatives of Victory Capital that they did not foresee major changes in the day-to-day investment management operations of the Fund as a direct result of the Transaction, and also considered the risk management, legal and compliance services that Victory Capital would provide with respect to the Fund.
Based on these considerations, the Directors concluded that the nature, extent and quality of services that are proposed to be provided by Victory Capital to the Fund would be satisfactory and consistent with the terms of the Investment Advisory Agreement.
Performance of the Trust
In considering the Fund’s performance, the Directors regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index.  The Directors also regularly considered the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share.  They also discussed the Fund’s performance with Amundi US on a regular basis.  The Directors’ regular reviews and discussions factored into the Directors’ deliberations concerning the approval of the New Investment Advisory Agreement.
In addition, the Board considered that the Fund’s portfolio managers were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a Victory Capital investment franchise.  The Board also considered that no changes were proposed to the Fund’s investment objective(s) or principal investment strategies in connection with the Transaction and the New Investment Advisory Agreement.
Advisory Fee and Expenses
The Directors noted that the advisory fee rate payable by the Fund was identical under the Amundi US Investment Advisory Agreement and the New Investment Advisory Agreement.  The Directors considered information received in connection with the Directors’ consideration of the renewal of the Amundi US Investment Advisory Agreement at in-person meetings held on September 17, 2024 showing the fees and expenses of the
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Fund in comparison to the advisory fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.
The Directors considered that the Fund’s advisory fee (based on managed assets) for the Fund’s fiscal year ended November 30, 2023 was in the first quintile relative to the advisory fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common stock for the most recent fiscal year was in the second quintile (including investment-related expenses) and in the second quintile (excluding investment-related expenses), in each case relative to its Strategic Insight peer group for the comparable period.
The Directors also considered Victory Capital’s contractual commitment under the expense limitation agreement to waive fees and/or reimburse expenses for at least three years after the closing of the Transaction, so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year, at the time the Transaction closes. The Directors considered that the expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount.
The Directors also considered that Victory Capital does not manage closed-end funds except for the Pioneer closed-end funds.
The Directors concluded that the advisory fee payable by the Fund to Victory Capital under the New Investment Advisory Agreement was reasonable in relation to the nature and quality of the services to be provided by Victory Capital.
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Profitability
The Directors considered information provided by Victory Capital regarding the estimated profitability of Victory Capital with respect to the advisory services proposed to be provided by Victory Capital to the Fund, including the methodology used by Victory Capital in allocating certain of its costs to the management of the Fund.  The Directors also considered Victory Capital’s profit margins in connection with the overall operation of the Fund.  The Board considered the investments Victory Capital expected to make to support and grow the Pioneer funds brand and the costs to integrate the Amundi US/Pioneer Funds business into Victory Capital. The Board also considered information regarding Victory Capital’s profit margins with respect to the funds it currently manages. The Board considered Victory Capital’s representation that the fully integrated Amundi US/Pioneer Funds business, including investments to support ongoing growth, was expected to have a positive impact on Victory Capital’s overall financial profitability. The Directors considered Victory Capital’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Directors concluded that Victory Capital’s estimated profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Directors considered the extent to which Victory Capital may realize economies of scale or other efficiencies in managing and supporting the Fund.  Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.
Other Benefits
The Directors considered the other benefits that Victory Capital may enjoy from its relationship with the Fund. The Directors considered the character and amount of fees to be paid by the Fund, other than under the New Investment Advisory Agreement, for services to be provided by Victory Capital and its affiliates. The Directors further considered the revenues and profitability of Victory Capital’s businesses other than the Fund business. To the extent applicable, the Directors also considered the potential benefits to the Fund and to Victory Capital and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Directors noted that the completion of the Transaction would result in a long-term reciprocal distribution partnership between Amundi and
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Victory Capital, and that Victory Capital may benefit from Amundi’s ability to market the services of Victory Capital globally, including in an increase of the overall scale of Victory Capital.  The Directors considered that the Transaction, if completed, would significantly increase Victory Capital’s assets under management and expand Victory Capital’s investment capabilities. The Directors considered that this increased size and diversification could facilitate Victory Capital’s continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets.  The Directors considered that Victory Capital and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition.  The Directors concluded that any such benefits received by Victory Capital as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Investment Advisory Agreement and the Interim Investment Advisory Agreement.
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Directors, Officers and Service Providers
Directors
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
David C. Brown
Diane Durnin
Benjamin M. Friedman
Craig C. MacKay
Lorraine H. Monchak
Fred J. Ricciardi
Officers
Thomas Dusenberry,
President
Scott A. Stahorsky,
Vice President
Patricia McClain,
Secretary
Carol D. Trevino,
Treasurer

Investment Adviser and Administrator
Victory Capital Management Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
Equiniti Trust Company, LLC
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to stockholders at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Victory Capital
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call Equiniti Trust Company, LLC (EQ) for:
Account Information	1-800-710-0935
Or write to AST:
For	Write to
General inquiries, lost dividend checks, change of address, lost stock certificates, Transfer & Trust stock transfer	Equiniti Trust Company, LLC Operations Center 6201 15th Ave. Brooklyn, NY 11219
Dividend reinvestment plan (DRIP)	Equiniti Trust Company, LLC Wall Street Station P.O. Box 922 New York, NY 10269-0560
Website	https://equiniti.com/us
For additional information, please contact your investment adviser or visit our web site www.pioneerinvestments.com.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Stockholders may view the filed Form N-PORT by visiting the Commission’s web site at http://www.sec.gov.

Victory Capital Management Inc.
60 State Street
Boston, MA 02109
vcm.com
© 2025 Victory Capital Management Inc. 19389-SFR-0725

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Directors has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

 (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

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(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

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(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

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(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

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(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

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(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Included in Item 1

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

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ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

N/A

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Directors’ fees paid by the Fund are within Item 1. Statement of Operations as Directors’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

Approval of New Investment Advisory Agreement and Interim Investment Advisory Agreement

with Victory Capital Management Inc.

Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s previous investment adviser, has been contributed to Victory Capital Holdings, Inc. (“Victory Capital Holdings”), the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). As a result of the Transaction, the Fund’s investment advisory agreement with Amundi US (the “Amundi US Investment Advisory Agreement”) terminated automatically on April 1, 2025.

In connection with the Transaction, the Fund’s Board of Directors (the “Board” or the “Directors”) approved a new investment advisory agreement with Victory Capital (the “New Investment Advisory Agreement”) at a Board meeting held on December 16, 2024, subject to approval by the Fund’s stockholders. As of May 1, 2025, the Fund’s stockholders had not approved the New Investment Advisory Agreement.

At the December 16, 2024 Board meeting, the Board also approved an interim investment advisory agreement with Victory Capital (the “Interim Investment Advisory Agreement”) to take effect upon the closing of the Transaction in the event that additional time was needed to solicit stockholder approval of the New Investment Advisory Agreement.

The Board’s considerations in approving the New Investment Advisory Agreement and the Interim Investment Advisory Agreement are discussed below.

Board Evaluation of the New Investment Advisory Agreement and Interim Investment Advisory Agreement

The Board evaluated the Transaction and the New Investment Advisory Agreement and Interim Investment Advisory Agreement for the Fund.

At in-person meetings held on May 14-15, 2024, July 22-23, 2024, September 16-17, 2024, November 12-13, 2024, and December 16, 2024, the Board met to consider the Transaction, including the plan to contribute Amundi US to Victory Capital Holdings in exchange for Amundi Asset Management S.A.S. (“Amundi”) becoming a significant shareholder of Victory Capital Holdings, and to establish a long-term reciprocal distribution partnership between Amundi and Victory Capital. The Board was advised that the Transaction, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Amundi US Investment Advisory Agreement.

At these meetings, which included meetings of the full Board and separate meetings of the Independent Directors, and at video conferences of the Independent Directors held on May 23, 2024, June 24, 2024, August 19, 2024, October 29, 2024 and December 9, 2024, the Board or the Independent Directors, as the case may be, considered, among other things, whether it would be in the best interests of the Fund and its stockholders to approve the New Investment Advisory Agreement. To assist the Board in its consideration of the New Investment Advisory Agreement and the anticipated impacts of the Transaction on the Fund and its stockholders, Victory Capital provided materials and information about Victory Capital, including its financial condition and asset management capabilities and organization, and Victory Capital and Amundi provided materials and information about the proposed Transaction between Victory Capital and Amundi.

To assist the Board in its consideration of the New Investment Advisory Agreement, Victory Capital provided extensive information to the Board regarding the Transaction and the investment advisory services to be provided by Victory Capital under the New Investment Advisory Agreement. Before and during the December 16, 2024 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with their consideration of the New Investment Advisory

Agreement, the Independent Directors worked with their independent legal counsel to prepare requests for additional information that were submitted to Victory Capital and Amundi US. The Board’s requests for information sought information relevant to the Board’s consideration of the New Investment Advisory Agreement and other anticipated impacts of the Transaction on the Fund and its stockholders. In addition, the Board formed a Transaction Sub-Committee, comprised solely of Independent Directors, to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction. The Board and the Transaction Sub-Committee met with senior management representatives of Victory Capital and Amundi US on numerous occasions to discuss various aspects of the Transaction, to review information provided to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction, and to make supplemental due diligence requests for additional information from Victory Capital and Amundi US with respect to the New Investment Advisory Agreement and the Transaction. Victory Capital and Amundi US provided documents and information in response to the requests from the Board and the Transaction Sub-Committee, as well as made presentations to, and responded to questions from, the Board and the Transaction Sub-Committee at various meetings.

Prior to voting on the New Investment Advisory Agreement, the Independent Directors reviewed the Transaction and the New Investment Advisory Agreement with representatives of Amundi US and Victory Capital, counsel to the Fund and counsel to the Independent Directors. The Independent Directors also reviewed the Transaction and the New Investment Advisory Agreement with their counsel in private sessions at which no representatives of Amundi US, Victory Capital or counsel to the Fund were present.

The Board’s evaluation of the New Investment Advisory Agreement reflected the information provided specifically in connection with its review of the New Investment Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the renewal of the Amundi US Investment Advisory Agreement at in-person meetings held on September 17, 2024 and at other Board meetings throughout the prior year.

Among other things, the Directors considered:

(i) that, in the Transaction, Amundi US would be contributed to Victory Capital in exchange for shares of Victory Capital Holdings issued to Amundi without Amundi becoming a controlling stockholder of Victory Capital Holdings, and that Victory Capital and Amundi would establish a long-term reciprocal distribution partnership;

(ii) representations by Victory Capital regarding the reputation, experience, financial strength and resources of Victory Capital and its investment franchises;

(iii) that Victory Capital has informed the Board that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment management, risk management, administrative, compliance, legal and other services;

(iv) that Victory Capital informed the Board that the portfolio managers of the Fund were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a planned Victory Capital investment franchise, managing the Fund using the same investment approach under which the Fund was previously managed, and the Board considered the historical investment performance record of the Fund under such investment approach;

(v) the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s legal and operational structure, risk management, administrative, legal, compliance and cybersecurity functions;

(vi) that the Fund’s contractual advisory fee rate would remain the same and would not increase by virtue of the New Investment Advisory Agreement;

(vii) the terms and conditions of the New Investment Advisory Agreement, including that the New Investment Advisory Agreement was substantially identical to the Amundi US Investment Advisory Agreement;

(viii) the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement;

(ix) that the Directors had recently approved the continuance of the Amundi US Investment Advisory Agreement with Amundi US at an in-person meeting held on September 17, 2024 and, in connection with the Directors’ review of the Amundi US Investment Advisory Agreement, received and considered full comparative fee and expense data;

(x) Victory Capital’s plans to propose to transition from certain of the Fund’s current service providers, including fund administration, to the Victory Funds’ service providers following the consummation of the Transaction

(xi) that Victory Capital had agreed with the Board that, for at least three years after the Transaction closes, Victory Capital would waive fees and/or reimburse expenses so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year at the time of the Transaction close, and that the contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount;

(xii) that Victory Capital did not expect to propose any changes to the investment objective(s) of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(xiii) that Victory Capital had acquired and integrated several investment management companies;

(xiv) the potential benefits to the stockholders of the Fund, including continuity of portfolio management and operating efficiencies due to the greater scale of Victory Capital that may be achieved from the Transaction;

(xv) that Victory Capital and Amundi would each derive benefits from the Transaction and that, as a result, they had a financial interest in the matters that were being considered;

(xvi) that Victory Capital and Amundi had agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Fund; and

(xvii) that the Fund would not bear the costs of obtaining stockholder approval of the New Investment Advisory Agreement, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated.

Certain of these considerations are discussed in more detail below.

The Directors also requested, obtained and considered the following information in connection with their evaluation of the Transaction and the New Investment Advisory Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the New Investment Advisory Agreement; and (ii) the Fund’s advisory fees and total expense ratios, the financial statements of Victory Capital, a profitability analysis provided by Victory Capital, and an analysis from Victory Capital as to possible economies of scale. The Directors further considered, materials provided in connection with their review of the Amundi US Investment Advisory Agreement, including, for the Fund, information regarding the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In addition, the Directors considered the information provided at regularly scheduled meetings throughout the year regarding the Fund’s performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings.

At the December 16, 2024, meeting, based on their evaluation of the information provided by Victory Capital and Amundi US, the Directors including the Independent Directors voting separately, approved the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund. In considering the New Investment Advisory Agreement for the Fund, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in their determinations. The Directors considered the same factors with respect to the Interim Investment Advisory Agreement for the Fund.

Nature, Extent and Quality of Services. The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund and that were expected to be provided by Victory Capital to the Fund following the consummation of the Transaction, taking into account the investment objective(s) and principal investment strategies of the Fund.

The Board considered information provided by Victory Capital regarding its business and operating structure, scale of operations, leadership and reputation. The Board also considered the capabilities, resources, and personnel of Victory Capital, in order to determine whether Victory Capital was capable of providing the same level of investment management services provided to the Fund by Amundi US. The Board received information regarding Victory Capital’s plans to integrate Amundi US investment personnel into Victory Capital as members of Pioneer Investments, a Victory Capital investment franchise. The Board noted that it had considered the qualifications of the portfolio managers at Amundi US at its September 17, 2024 Meeting.

The Directors considered Victory Capital’s representation that there would be no change to the investment approach under which the Fund would be managed under the New Investment Advisory Agreement.

The Board considered the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s compliance, risk management, cybersecurity and legal resources and personnel. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs, including information regarding the resources available to Victory Capital to provide the services specified under the New Investment Advisory Agreement. The Board also considered Victory Capital’s financial condition, and noted that Victory Capital was expected to be able to provide a high level of service to the Fund and continuously invest and re-invest in its investment management business.

The Directors considered that Amundi US previously supervised and monitored the performance of the Fund’s service providers and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations, and considered the personnel and resources that Victory Capital proposed to provide with respect to such services. The Directors also considered that, as administrator, Amundi US was responsible for the administration of the Fund’s business and other affairs and that, post-Transaction, Victory Capital would be responsible for the administration of the Fund’s business and other affairs. The Directors considered that the fees Victory Capital would charge for administration services are higher than the fees that Amundi US received as reimbursement for services rendered, and considered Victory Capital’s explanation of the reasons for the differences in administration fees charged by Victory Capital and Amundi US as well as the expense limitation arrangements proposed to be implemented for the Fund for at least three years following the completion of the Transaction.

The Directors considered that the terms and conditions of the New Investment Advisory Agreement were substantially similar to the terms and conditions of the Amundi US Investment Advisory Agreement, except for different execution dates, effective dates and termination dates. The Directors considered that the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement.

The Directors received and considered information regarding the Victory Funds’ key service providers, including custody, transfer agency and administration service providers, the fees charged by such service providers as compared to the fees charged by the Fund’s current service providers, and Victory Capital’s plans to propose the transition from certain of the Fund’s current service providers to the Victory Funds’ service providers following the consummation of the Transaction.

The Directors considered that Victory Capital had advised the Board that, notwithstanding the above, the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment advisory, risk management, administrative, compliance, legal and other services, as a result of the Transaction. In that regard, the Directors considered the statements by representatives of Victory Capital that they did not foresee major changes in the day-to-day investment management operations of the Fund as a direct result of the Transaction, and also considered the risk management, legal and compliance services that Victory Capital would provide with respect to the Fund.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that are proposed to be provided by Victory Capital to the Fund would be satisfactory and consistent with the terms of the Investment Advisory Agreement.

Performance of the Fund. In considering the Fund’s performance, the Directors regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly considered the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discussed the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions factored into the Directors’ deliberations concerning the approval of the New Investment Advisory Agreement.

In addition, the Board considered that the Fund’s portfolio managers were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a Victory Capital investment franchise. The Board also considered that no changes were proposed to the Fund’s investment objective(s) or principal investment strategies in connection with the Transaction and the New Investment Advisory Agreement.

Advisory Fee and Expenses. The Directors noted that the advisory fee rate payable by the Fund was identical under the Amundi US Investment Advisory Agreement and the New Investment Advisory Agreement. The Directors considered information received in connection with the Directors’ consideration of the renewal of the Amundi US Investment Advisory Agreement at in-person meetings held on September 17, 2024 showing the fees and expenses of the Fund in comparison to the advisory fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s advisory fee (based on managed assets) for the Fund’s fiscal year ended November 30, 2023 was in the first quintile relative to the advisory fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common stock for the most recent fiscal year was in the second quintile (including investment-related expenses) and in the second quintile (excluding investment-related expenses), in each case relative to its Strategic Insight peer group for the comparable period.

The Directors also considered Victory Capital’s contractual commitment under the expense limitation agreement to waive fees and/or reimburse expenses for at least three years after the closing of the Transaction, so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year, at the time the Transaction closes. The Directors considered that the expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount.

The Directors also considered that Victory Capital does not manage closed-end funds except for the Pioneer closed-end funds.

The Directors concluded that the advisory fee payable by the Fund to Victory Capital under the New Investment Advisory Agreement was reasonable in relation to the nature and quality of the services to be provided by Victory Capital.

Profitability. The Directors considered information provided by Victory Capital regarding the estimated profitability of Victory Capital with respect to the advisory services proposed to be provided by Victory Capital to the Fund, including the methodology used by Victory Capital in allocating certain of its costs to the management of the Fund. The Directors also considered Victory Capital’s profit margins in connection with the overall operation of the Fund. The Board considered the investments Victory Capital expected to make to support and grow the Pioneer funds brand and the costs to integrate the Amundi US/Pioneer Funds business into Victory Capital. The Board also considered information regarding Victory Capital’s profit margins with respect to the funds it currently manages. The Board considered Victory Capital’s representation that the fully integrated Amundi US/Pioneer Funds business, including investments to support ongoing growth, was expected to have a positive impact on Victory Capital’s overall financial profitability. The Directors considered Victory Capital’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Victory Capital’s estimated profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale. The Directors considered the extent to which Victory Capital may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits. The Directors considered the other benefits that Victory Capital may enjoy from its relationship with the Fund. The Directors considered the character and amount of fees to be paid by the Fund, other than under the New Investment Advisory Agreement, for services to be provided by Victory Capital and its affiliates. The Directors further considered the revenues and profitability of Victory Capital’s businesses other than the Fund business. To the extent applicable, the Directors also considered the potential benefits to the Fund and to Victory Capital and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors noted that the completion of the Transaction would result in a long-term reciprocal distribution partnership between Amundi and Victory Capital, and that Victory Capital may benefit from Amundi’s ability to market the services of Victory Capital globally, including in an increase of the overall scale of Victory Capital. The Directors considered that the Transaction, if completed, would significantly increase Victory Capital’s assets under management and expand Victory Capital’s investment capabilities. The Directors considered that this increased size and diversification could facilitate Victory Capital’s continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. The Directors considered that Victory Capital and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition. The Directors concluded that any such benefits received by Victory Capital as a result of its relationship with the Fund were reasonable.

Conclusion. After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Investment Advisory Agreement and the Interim Investment Advisory Agreement.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Floating Rate Fund, Inc.

By (Signature and Title)* /s/ Thomas Dusenberry
Thomas Dusenberry, President and Principal Executive Officer

Date August 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas Dusenberry
Thomas Dusenberry, President and Principal Executive Officer

Date August 7, 2025

By (Signature and Title)* /s/ Carol D. Trevino
Carol D. Trevino, Treasurer Principal Financial Officer

Date August 7, 2025

*	Print the name and title of each signing officer under his or her signature.